As filed with the Securities and Exchange Commission on April 1, 2010.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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B&G FOODS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Four Gatehall Drive, Suite 110
Parsippany, NJ 07054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2010

To the Stockholders of B&G Foods, Inc.:

        An annual meeting of stockholders of B&G Foods, Inc. will be held on Tuesday, May 18, 2010, at 10:00 a.m., local time, at the Hanover Marriott, 1401 Route 10 East, Whippany, NJ 07981, for the following purposes (which are more fully described in the accompanying proxy statement):

  1.
  to elect seven directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

  2.
  to act upon a proposal to amend our amended and restated certificate of incorporation to (a) eliminate the 25 million authorized shares of Class B common stock, none of which are currently outstanding, (b) refer to the Class A common stock as "common stock," and (c) make certain other conforming changes;

  3.
  to act upon a proposal to amend our amended and restated certificate of incorporation to increase the number of authorized shares of Class A common stock from 100 million to 125 million;

  4.
  to act upon a proposal to amend our 2008 Omnibus Incentive Compensation Plan to (a) increase the number of shares of common stock available for grant under the plan from 2,000,000 to 4,500,000 and (b) increase the number of shares of common stock that may be issued to any one participant in respect of performance-based awards in any fiscal year from 300,000 to 400,000;

  5.
  to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2011 (fiscal 2010); and

  6.
  to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

        The board of directors has fixed the close of business on March 26, 2010, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and any adjournment or postponement thereof.

        This year, we are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to most of our stockholders a notice of Internet availability of proxy materials instead of a paper copy of this proxy statement and our 2009 Annual Report. We believe that this process allows us to provide our stockholders with the information they need in a timelier manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2009 Annual Report and a form of proxy card or voting instruction card. All stockholders who have previously requested a paper copy of our proxy materials will continue to receive a paper copy of the proxy materials by mail.

        Your vote is important, and you are cordially invited to attend the annual meeting. Whether or not you expect to attend the annual meeting, we encourage you to vote as soon as possible. You may vote by proxy over the Internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend in person.

By Order of the Board of Directors,

Scott E. Lerner Secretary

Parsippany, New Jersey
March 31, 2010

Page
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	1
CORPORATE GOVERNANCE	5
Code of Business Conduct and Ethics; Corporate Governance Guidelines; Board Committee Charters	5
Role of the Board of Directors	5
Board Leadership Structure	5
Meetings of the Board of Directors	5
Communication with the Board of Directors; Director Attendance at Annual Meetings	6
Director Independence	6
Committees of the Board of Directors	6
The Board's Role in Risk Oversight	8
Director Nominations	9
Director Compensation	10
PROPOSAL NO. 1—ELECTION OF DIRECTORS	12
Introduction	12
Required Vote	14
Recommendation of the Board of Directors	14
PROPOSAL NO. 2—APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE REFERENCES TO OUR CLASS B COMMON STOCK AND RENAME OUR CLASS A COMMON STOCK	15
Introduction	15
Reasons for the Proposed Amendments	15
Required Vote	15
Recommendation of the Board of Directors	15
PROPOSAL NO. 3—APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF CLASS A COMMON STOCK	16
Introduction	16
Reasons for the Proposed Amendment	16
Required Vote	17
Recommendation of the Board of Directors	17
OUR MANAGEMENT	18
Executive Officers and Directors	18
COMPENSATION DISCUSSION AND ANALYSIS	20
Introduction	20
Role of the Compensation Committee	20
Compensation Objectives	21
Role of our Chief Executive Officer in Compensation Decisions	21
Components of Executive Compensation	22
Chief Executive Officer Compensation	27
Accounting and Tax Considerations	27
Compensation Committee Interlocks and Insider Participation	28
REPORT OF THE COMPENSATION COMMITTEE	28
EXECUTIVE COMPENSATION	29
Summary Compensation Table	29
Grants of Plan Based Awards in Fiscal 2009	31
Outstanding Equity Awards at 2009 Fiscal Year-End	32

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Four Gatehall Drive, Suite 110
Parsippany, NJ 07054

PROXY STATEMENT
FOR AN ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2010

        This proxy statement is provided to the stockholders of B&G Foods, Inc. ("B&G Foods," "we," or "our company") in connection with the solicitation of proxies by our board of directors to be voted at an annual meeting of stockholders to be held at the Hanover Marriott, 1401 Route 10 East, Whippany, NJ 07981, at 10:00 a.m., local time, on Tuesday, May 18, 2010, and at any adjournment or postponement thereof. This proxy statement and the related materials are first being distributed or made available to stockholders on or about April 1, 2010. This proxy statement provides information that should be helpful to you in deciding how to vote on the matters to be voted on at the annual meeting.

        At the annual meeting, the stockholders will consider and vote upon the election of seven directors to hold office until the next annual meeting of stockholders (Proposal No. 1); a proposal to amend our amended and restated certificate of incorporation to (a) eliminate the 25 million authorized shares of Class B common stock, none of which are currently outstanding, (b) refer to the Class A common stock as "common stock," and (c) make certain other conforming changes (Proposal No. 2); a proposal to increase the number of authorized shares of Class A common stock from 100 million to 125 million (Proposal No. 3); a proposal to amend our 2008 Omnibus Incentive Compensation Plan to (a) increase the number of shares of common stock available for grant under the plan from 2,000,000 to 4,500,000 and (b) increase the number of shares of common stock that may be issued to any one participant in respect of performance-based awards in any fiscal year from 300,000 to 400,000 (Proposal No. 4); and the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2011 (fiscal 2010) (Proposal No. 5), and transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What is a proxy?

        It is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. We have designated two of our officers as proxies for the annual meeting. These two officers are Robert C. Cantwell and Scott E. Lerner.

What is included in the proxy materials?

        The proxy materials include:

  •
  our proxy statement for the annual meeting of stockholders; and

  •
  our 2009 Annual Report.

If you received a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the annual meeting.

What is a proxy statement? What information is contained in this proxy statement?

        It is a document that Securities and Exchange Commission regulations require us to give you when we ask you to sign a proxy card designating proxies to vote on your behalf. The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, B&G Foods' board of directors and board committees, the compensation of our directors and executive officers for fiscal 2009 and other required information.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

        This year, we are pleased to be using the Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our stockholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice.

Why didn't I receive a notice in the mail about the Internet availability of the proxy materials?

        We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a notice about the Internet availability of the proxy materials.

        In addition, we are providing notice of the availability of the proxy materials by e-mail to those stockholders who have previously elected delivery of the proxy materials electronically. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

How can I access the proxy materials over the Internet?

        The notice of annual meeting, proxy statement and annual report are available at http://materials.proxyvote.com/05508R. Instead of receiving future copies of the proxy materials by mail, most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site. If you received a notice of the Internet availability of proxy materials that notice will contain additional instructions on how to view our proxy materials on the Internet.

How may I obtain a paper copy of the proxy materials?

        Stockholders receiving a notice about the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice. Stockholders receiving notice of the availability of the proxy materials by e-mail will find instructions about how to obtain a paper copy of the proxy materials as part of that e-mail. All stockholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        If your shares are registered directly in your name with B&G Foods' registrar and transfer agent, BNY Mellon Shareowner Services, you are considered a stockholder of record with respect to those shares.

        If your shares are held in a brokerage account or bank, you are considered the "beneficial owner" of those shares.

Who is entitled to vote at the annual meeting?

        Each holder of record of our Class A common stock at the close of business on March 26, 2010 is entitled to vote at the annual meeting. As of that date, a total of 47,618,660 shares of Class A common stock were outstanding and are eligible to vote at the annual meeting. Each share of our Class A common stock is entitled to one vote per share on all matters with respect to which holders are entitled to vote. There are no shares of Class B common stock outstanding.

How do I vote?

        Your shares may only be voted at the annual meeting if you are present in person or are represented by proxy. Whether or not you plan to attend the annual meeting, we encourage you to vote by proxy to assure that your shares will be represented. Voting by proxy will in no way limit your right to vote at the annual meeting if you later decide to attend in person. Beneficial owners, however, may vote in person at the annual meeting only if they have a legal proxy, as described below.

        Stockholders of Record.    If you are a stockholder of record, you may vote by proxy by completing the enclosed proxy card and mailing it in the postage-paid envelope provided. In the alternative, stockholders of record may vote in person at the annual meeting.

        Beneficial Owners.    If your shares are held in the name of a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available. If your shares are held in the name of a broker, bank or other nominee, and you would like to vote in person at the meeting, you must first obtain a proxy, executed in your favor, from the institution that holds your shares.

What can I do if I change my mind after I vote my shares?

        Stockholders of Record.    If you are a stockholder of record, you may revoke your proxy at any time before it is exercised by timely submission of a written revocation to our corporate secretary, submission of a properly executed later-dated proxy, or by voting by ballot at the annual meeting. Attendance at the annual meeting will not by itself constitute a revocation of a proxy.

        Beneficial Owners.    If your shares are held in the name of a broker, bank or other holder of record, that institution will instruct you as to how your vote may be changed.

How will my shares be voted if I sign, date and return my proxy card? What if I do not specify a choice for a matter when returning my signed proxy card?

        All shares entitled to vote that are represented by properly-completed proxy cards received prior to the annual meeting and not revoked will be voted at the meeting in accordance with your instructions. If you sign and return a proxy card but do not indicate how your shares should be voted, the shares represented by your properly-completed proxy card will be voted (1) FOR each of the nominees in Proposal No. 1, (2) FOR the proposed amendments of our amended and restated certificate of incorporation described in Proposal No. 2, (3) FOR the proposed amendments of our amended and restated certificate of incorporation described in Proposal No. 3, (4) FOR the proposed amendment to our 2008 Omnibus Incentive Compensation Plan as described in Proposal No. 4, AND (5) FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2010, and (6) in the discretion of the persons named in the proxies as proxy appointees as to any other matter that may properly come before the annual meeting.

Who may attend the annual meeting?

        All stockholders that were our stockholders as of the record date (March 26, 2010), or their authorized representatives, may attend the annual meeting. Admission to the meeting will be on a first-come, first-served basis. If your shares are held in the name of a broker, bank or other nominee and you plan to attend the annual meeting, you should bring proof of ownership, such as a brokerage or bank account statement, to the annual meeting to ensure your admission.

How will votes be counted?

        The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Class A common stock of our company entitled to vote on a particular matter will constitute a quorum for the purpose of considering that matter. Abstentions and broker "non-votes" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

        With respect to the nominees for director under Proposal No. 1—Election of Directors, to be elected, each nominee must receive a plurality of all votes cast with respect to such position as director. Consequently, the seven director nominees receiving the most votes of holders of our Class A common stock will be elected directors. Proposal No. 2 and Proposal No. 3 to amend our amended and restated certificate of incorporation each require the affirmative vote of a majority of the outstanding shares of Class A common stock. Proposal No. 4 and Proposal No. 5 each require the affirmative vote of a majority of the votes cast by the holders of the shares of Class A common stock voting in person or by proxy at the annual meeting. Abstentions and broker non-votes will not be included in the vote totals and will not affect the outcome of the vote for Proposal Nos. 1, 4 and 5. Abstentions and broker non-votes will have the effect of a vote against Proposal Nos. 2 and 3.

Who will count the votes?

        Our transfer agent, BNY Mellon Shareowner Services, will tally the vote, and will serve as inspector of the annual meeting.

How are proxies being solicited and who will pay for the solicitation of proxies?

        We will bear the expense of the solicitation of proxies. In addition to the solicitation of proxies by mail, solicitation may be made by our directors, officers and employees by other means, including telephone, over the Internet or in person. No special compensation will be paid to our directors, officers or employees for the solicitation of proxies. To solicit proxies, we will also request the assistance of brokerage houses, banks and other custodians, nominees or fiduciaries, and, upon request, will reimburse such organizations or individuals for their reasonable expenses in forwarding soliciting materials to beneficial owners and in obtaining authorization for the execution of proxies.

 Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on May 18, 2010

        The Notice of Annual Meeting, Proxy Statement and 2009 Annual Report are available at http://materials.proxyvote.com/05508R.

 CORPORATE GOVERNANCE

Code of Business Conduct and Ethics; Corporate Governance Guidelines; Board Committee Charters

        B&G Foods is committed to conducting every aspect of our business in an ethical, open and honest manner and in full compliance with the law, both in letter and in spirit. Our code of business conduct and ethics applies to all of our employees, officers and directors, including our chief executive officer and our chief financial officer, and lays out guidelines for our employees, officers and directors to follow as they conduct business on behalf of our company. B&G Foods has also adopted corporate governance guidelines, which, together with our amended and restated certificate of incorporation, amended and restated bylaws and board committee charters, form the framework for the corporate governance of B&G Foods.

        The full text of the code of business conduct and ethics as well as our corporate governance guidelines, audit committee charter, compensation committee charter and nominating and governance committee charter are available at the investor relations section of our web site, http://ir.bgfoods.com. We intend to disclose any amendment to, or waiver from, a provision of the code of business conduct and ethics that applies to our chief executive officer or chief financial officer in the investor relations section of our web site. Stockholders may request free printed copies of the code of business conduct and ethics, corporate governance guidelines and the board committee charters from: B&G Foods, Inc., Attention: Corporate Secretary, Four Gatehall Drive, Suite 110, Parsippany, NJ 07054.

Role of the Board of Directors

        In accordance with the General Corporation Law of the State of Delaware and our amended and restated certificate of incorporation and our amended and restated bylaws, our business, property and affairs are managed under the direction of the board of directors. Although our directors are not involved in our day-to-day operating details, they are kept informed of our business through written reports and documents provided to them regularly, as well as by operating, financial and other reports presented by our officers at meetings of the board of directors and committees of the board of directors.

Board Leadership Structure

        Currently, we separate the roles of chairman of the board of directors and chief executive officer. Separating these roles allows our chief executive officer to focus on the day-to-day management of our business and our chairman, an independent director, to lead the board and focus on providing advice and independent oversight of management. Given the time and effort that is required of each of these positions and our preference to have an independent director lead our board, we currently believe it is best to separate these roles. However, neither our bylaws nor our corporate governance guidelines requires that we separate these roles and the board does not have a policy on whether the same person should serve as both the chief executive officer and chairman of the board or, if the roles are separate, whether the chairman should be selected from the non-management directors. Our board believes that it should have the flexibility to make these determinations from time to time in the way that it believes best to provide appropriate leadership for our company under then existing circumstances.

Meetings of the Board of Directors

        During the fiscal year ended January 2, 2010 (fiscal 2009), the board of directors held 6 meetings. Each of the directors attended at least 75% of the aggregate of all meetings held by the board of directors and each committee of the board of directors on which such director served during fiscal 2009. Our non-management directors meet regularly (at least quarterly) in executive session of the board without management directors or employees present. The chairman of the board of directors (or, in the chairman's absence or if the chairman is not an independent director, another independent director designated by the non-management directors) presides over executive sessions of the non-management directors.

Communication with the Board of Directors; Director Attendance at Annual Meetings

        Stockholders, employees and all other interested parties may communicate with a member or members or committee of the board of directors by addressing their correspondence to the board member or members or committee c/o Corporate Secretary, B&G Foods, Inc., Four Gatehall Drive, Suite 110, Parsippany, NJ 07054 or by e-mail to corporatesecretary@bgfoods.com. Our corporate secretary will review the correspondence and will determine, in his good faith judgment, which stockholder communications will be relayed to the board of directors, any committee or any director. Our corporate secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. Subject to the foregoing, mail addressed to "board of directors" or "non-management directors" will be forwarded to the chairman of the board.

        Recognizing that director attendance at our annual meetings can provide our stockholders with a valuable opportunity to communicate with board members about issues affecting our company, we encourage our directors to attend each annual meeting of stockholders. All directors attended the 2009 annual meeting and we anticipate that all directors will attend the 2010 annual meeting.

Director Independence

        In making independence determinations, the board of directors observes all criteria for independence established by the Securities and Exchange Commission, the New York Stock Exchange and other governing laws and regulations. The board considers all relevant facts and circumstances in making an independence determination. In accordance with our corporate governance guidelines, to be considered independent:

  •
  the director must meet the bright-line independence tests under the listing standards of the New York Stock Exchange; and

  •
  the board must affirmatively determine that the director otherwise has no material relationship with our company either directly or as a partner, shareholder or officer of an organization that has a relationship with our company.

        The board of directors, through its nominating and governance committee, annually reviews all relevant business relationships any director may have with our company. As a result of its annual review, the board has determined that each of the following directors meets the independence tests under the listing standards of the New York Stock Exchange, none of the following directors has a material relationship with the company and, as a result, such directors are independent: Stephen C. Sherrill, James R. Chambers, Cynthia T. Jamison, Dennis M. Mullen and Alfred Poe.

Committees of the Board of Directors

        The board of directors has an audit committee, compensation committee and a nominating and governance committee.

Audit Committee

        The audit committee currently consists of Ms. Jamison (Chairperson) and Messrs. Mullen and Poe. The audit committee met six times during fiscal 2009. The principal duties and responsibilities of our audit committee are as follows:

  •
  to serve as an independent and objective party to monitor our financial reporting process and internal control systems;

  •
  to review and appraise the audit efforts of our independent registered public accounting firm and exercise ultimate authority over the relationship between us and our independent registered public accounting firm; and

  •
  to provide an effective, open avenue of communication among the independent registered public accounting firm, financial and senior management and the board of directors.

        The audit committee has the power to investigate any matter brought to its attention within the scope of its duties. It also has the authority to retain counsel and advisors to fulfill its responsibilities and duties. Each director who serves on the audit committee is independent under the listing standards of the New York Stock Exchange and as that term is used in Section 10A(m)(3) of the Securities Act of 1934, as amended. The board of directors has determined that Ms. Jamison qualifies as an audit committee financial expert as that term is defined by applicable SEC regulations, and has designated Ms. Jamison as the audit committee's financial expert.

        The audit committee operates under a written charter adopted by the board of directors. A copy of the charter is available at the investor relations section of our website, http://ir.bgfoods.com. The report of the audit committee begins on page 47 of this proxy statement.

Compensation Committee

        The compensation committee currently consists of Messrs. Poe (Chairperson) and Chambers and Ms. Jamison. Each is independent under the listing standards of the New York Stock Exchange and the Internal Revenue Code of 1986, as amended, with respect to compensation committees. The compensation committee met four times during fiscal 2009. The principal duties and responsibilities of the compensation committee are as follows:

  •
  to discharge the board of directors' responsibilities relating to the compensation of our executive officers and directors; and

  •
  to have overall responsibility for evaluating and approving our executive officer and director compensation plans, policies and programs, as well as any equity-based compensation plans and policies.

        The compensation committee operates under a written charter adopted by the board of directors, a copy of which is available at the investor relations section of our website, http://ir.bgfoods.com. The report of the compensation committee is set forth on page 28 of this proxy statement.

Nominating and Governance Committee

        The current members of our nominating and governance committee are Messrs. Chambers (Chairperson) and Mullen and Ms. Jamison. Each is independent under the listing standards of the New York Stock Exchange with respect to nominating and governance committees. The nominating and governance committee met once during fiscal 2009. The principal duties and responsibilities of the nominating and governance committee are as follows:

  •
  to assist the board of directors by identifying individuals qualified to become board members and members of board committees, to recommend to the board of directors nominees for the next annual meeting of stockholders, and to recommend to the board of directors nominees for each committee of the board of directors;

  •
  to lead the board of directors in its annual review of the board's and management's performance;

  •
  to monitor our corporate governance structure; and

  •
  to periodically review and recommend to the board of directors any proposed changes to the corporate governance guidelines applicable to us.

        The nominating and governance committee operates under a written charter adopted by the board of directors. The nominating and governance committee charter and our corporate governance guidelines are available at the investor relations section of our website, http://ir.bgfoods.com.

The Board's Role in Risk Oversight

        Management is responsible for the day-to-day risks our company faces. Our board of directors is responsible to:

  •
  ensure that management has implemented an appropriate system to manage these risks, i.e., to identify, assess, mitigate, monitor, and communicate about these risks; and

  •
  provide effective risk oversight through the board's committee structure and oversight processes.

        Beyond these fundamental responsibilities for risk oversight, our board concentrates on the broader implications of our strategic plans and allows the committees to focus on specific areas of risk. Our directors, through their risk oversight role, attempt to satisfy themselves that the risk management processes designed and implemented by the company's executive officers and other senior managers are consistent with the company's corporate strategy and are functioning as directed.

        The board believes that full and open communication between management and the board of directors is essential for effective risk management and oversight. Our executive officers attend our quarterly board meetings. In addition to making quarterly presentations at such meetings regarding our operations, our executive officers are available to discuss any questions or concerns raised by the board relating to risk management and any other matters.

        While the board is ultimately responsible for risk oversight at our company, our three board committees assist the board in fulfilling its oversight responsibilities in certain areas of risk. In accordance with its charter, the audit committee is required to, among other things, focus on the reasonableness of control processes for identifying and managing key business, financial and regulatory reporting risks. The audit committee is also mandated by its charter to discuss with management our company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including, as required by the NYSE, our risk assessment and risk management policies. The audit committee monitors our company's credit risk, liquidity risk, regulatory risk, operational risk and enterprise risk by regular reviews with management, external auditors and the firm that is responsible for our company's internal audit function. In its periodic meetings with the our external and internal auditors, the audit committee discusses the scope and plan for the annual audit of the company's financial statements and internal control over financial reporting and includes management in its review of key business, financial and regulatory reporting risks and our compliance and ethics program.

        The compensation committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating and governance committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with corporate governance, including board structure, size, membership and succession planning for our directors and executive officers.

Director Nominations

        The nominating and governance committee will consider recommendations for directorships submitted by our stockholders. Stockholders who wish the nominating and governance committee to consider their recommendations for nominees for the position of director should submit their recommendations, in accordance with the procedures set forth in our amended and restated bylaws, in writing to: Corporate Secretary, B&G Foods, Inc., Four Gatehall Drive, Suite 110, Parsippany, NJ 07054. In order to be considered for inclusion in the proxy statement and form of proxy for the annual meeting of stockholders to be held in 2011, the stockholder's notice much be received by our company not less than 120 days nor more than 150 days before the first anniversary of the date of this proxy statement.

        For nominations, such stockholder's notice shall set forth: (1) as to each person whom the stockholder proposes to nominate for election as a director, (A) the name, age, business address and residential address of such person, (B) the principal occupation or employment of such person, (C) a statement of the particular experience, qualifications, attributes or skills of the proposed nominee, (D) the class and number of shares of stock of our company that are beneficially owned by such person, (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended and (F) the written consent of the nominee to be named in the proxy statement as a nominee and to serve as a director if elected and (2) as to the stockholder giving the notice, (A) the name, and business address and residential address, as they appear on our stock transfer books, of the nominating stockholder, (B) a representation that the nominating stockholder is a stockholder of record and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (C) the class and number of shares of stock of our company beneficially owned by the nominating stockholder and (D) a description of all arrangements or understandings between the nominating stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the nominating stockholder.

        In its assessment of each potential candidate, the nominating and governance committee will review the nominee's professional ethics, integrity and values, judgment, experience, independence, commitment to representing the long-term interests of the stockholders, understanding of our company's or other related industries and such other factors the nominating and governance committee determines are pertinent in light of the current needs of the board of directors. The nominating and governance committee seeks to identify candidates representing diverse experience at policy-making levels in business, management, marketing, finance, human resources, communications and other areas that are relevant to our activities. The nominating and governance committee will also take into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to our company. After full consideration, the stockholder proponent will be notified of the decision of the nominating and governance committee.

        Nominees may also be recommended by directors, members of management, or, in some cases, by a third party firm. In identifying and considering candidates for nomination to the board, the nominating and governance committee considers, in addition to the requirements described above and set out in its charter, quality of experience, our needs and the range of knowledge, experience and diversity represented on the board. Each director candidate will be evaluated by the nominating and governance committee based on the same criteria and in the same manner, regardless of whether the candidate was recommended by a company stockholder or by others.

        The nominating and governance committee will conduct the appropriate and necessary inquiries with respect to the backgrounds and qualifications of all director nominees. The nominating and governance committee will also review the independence of each candidate and other qualifications of all director candidates, as well as consider questions of possible conflicts of interest between director nominees and our company. After the nominating and governance committee has completed its review of a nominee's qualifications and conducted the appropriate inquiries, the nominating and governance committee will make a determination whether to recommend the nominee for approval by the board of directors. If the nominating and governance committee decides to recommend the director nominee for nomination by the board of directors and such recommendation is accepted by the board, the form of our proxy solicited will include the name of the director nominee.

Director Compensation

        Employee directors do not receive any separate compensation for their board activities. Each of our non-employee directors receives an annual fee payable in cash. In addition, to ensure that our non-employee directors have an ownership interest aligned with our stockholders, each non-employee director also receives an annual grant of shares of our Class A common stock issued under our 2008 Omnibus Incentive Compensation Plan. Members of our board committees receive an additional annual fee for each committee on which they serve. Each non-employee director also receives a cash fee for each board meeting and committee meeting attended in person or by telephone. Our directors are entitled to reimbursement of their reasonable out-of-pocket expenses in connection with their travel to and attendance at meetings of the board of directors or board committees.

        In February 2010, the compensation committee recommended, and the full board approved, an increase in compensation for our non-employee directors after reviewing director compensation benchmarks. A summary of our director compensation program is summarized in the table below:

Compensation Element	2009 Board Compensation	Current Board Compensation
General Board Service—Cash
Annual Fee—Chair	$30,000	$50,000
Annual Fee—Other Members	$30,000	$40,000
Meeting Fee (in person)	$2,000	$2,000
Meeting Fee (by telephone)	$1,000	$1,000
General Board Service—Equity
Grant date fair value of shares of Class A common stock granted annually	$35,000	$45,000
Number of shares	Determined based on the closing stock price on the last business day of the calendar month of the annual meeting of stockholders. Shares issued on the first business day of the next month.	Determined based on the closing stock price on the last business day of the calendar month of the annual meeting of stockholders. Shares issued on the first business day of the next month.
Vesting schedule	Immediate upon grant	Immediate upon grant

Committee Service—Cash
	Audit Committee	Compensation Committee	Nominating & Governance Committee	Audit Committee	Compensation Committee	Nominating & Governance Committee
Annual Fee—Chair	$10,000	$7,500	$7,500	$17,500	$10,000	$10,000
Annual Fee—Other Members	$5,000	$5,000	$5,000	$7,500	$7,500	$7,500
Meeting Fee (in person)	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000
Meeting Fee (by telephone)	$500	$500	$500	$500	$500	$500

        During fiscal 2009, our non-employee directors received the following compensation:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Stephen C. Sherrill	$37,500	$34,996	—	—	—	—	$72,496
James R. Chambers	$58,000	$34,996	—	—	—	—	$92,996
Cynthia T. Jamison	$70,000	$34,996	—	—	—	—	$104,996
Dennis M. Mullen.	$51,000	$34,996	—	—	—	—	$85,996
Alfred Poe	$60,500	$34,996	—	—	—	—	$95,496

(1)
The "Stock Awards" column shows the aggregate grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. The following table shows, for each grant of Class A common stock to the directors, the number of shares of Class A common stock granted, the grant date and the fair value of the stock award computed in accordance with FASB ASC Topic 718:

Name	Grant Date	Number of Shares of Class A Common Stock	Grant Date Fair Value
Stephen C. Sherrill	6/1/2009	4,827	$34,996
James R. Chambers	6/1/2009	4,827	$34,996
Cynthia T. Jamison	6/1/2009	4,827	$34,996
Dennis M. Mullen.	6/1/2009	4,827	$34,996
Alfred Poe	6/1/2009	4,827	$34,996

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Introduction

        Our current board of directors consists of seven members. Upon the recommendation of our nominating and governance committee, our board of directors has nominated for re-election each of the seven directors.

        At the annual meeting, the nominees for director are to be elected to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Each of the nominees has consented to serve as a director if elected. If any of the nominees shall become unable or unwilling to stand for election as a director (an event not now anticipated by the board of directors), proxies will be voted for such substitute as designated by the board of directors. The following sets forth for each of the nominees for election as a director, his or her age and principal occupation and certain other information.

Director Nominees

        The following sets forth certain biographical information about the nominees for election as directors, including a description of their business experience during at least the past five years and the specific experience, qualifications, attributes or skills that qualify them to serve as directors of B&G Foods and/or members of the Board committees on which they serve. For further information, about how director nominees are selected, see "Corporate Governance—Director Nominations" above.

        Stephen C. Sherrill, 56, Chairman of the Board of Directors:    Stephen Sherrill has been a director since B&G Foods' formation in 1996 and has been Chairman since August 2005. Mr. Sherrill is a founder and has been a Managing Director of Bruckmann, Rosser, Sherrill & Co., Inc. (BRS) since its formation in 1995. BRS was the controlling stockholder of B&G Foods from its formation in 1996 until its initial public offering in 2004. Mr. Sherrill was an officer of Citicorp Venture Capital from 1983 until 1994. Prior to that, he was an associate at the New York law firm of Paul, Weiss, Rifkind, Wharton & Garrison. Mr. Sherrill has previously served as a director of the Remington Arms Company, Inc. and Lazy Days' R.V. Center, Inc.

        Mr. Sherrill has many years of experience as a private equity investor and has served on the boards of directors of many public and private companies. Mr. Sherrill's expertise regarding mergers and acquisitions and debt and equity financing allows him to provide invaluable guidance to our board of directors and executive management regarding these matters. This has been and continues to be very important to B&G Foods because we have implemented, and intend to continue to implement, our growth strategy in part through the acquisition of complementary brands.

        David L. Wenner, 60, President, Chief Executive Officer and Director:    David Wenner is our President and Chief Executive Officer, positions he has held since March 1993, and has been a director since August 1997. Mr. Wenner joined our company in 1989 as Assistant to the President and was directly responsible for Distribution and Bloch & Guggenheimer operations. In 1991, he was promoted to Vice President and assumed responsibility for all company manufacturing operations. Prior to joining our company, Mr. Wenner spent 13 years at Johnson & Johnson in supervision and management positions, responsible for manufacturing, maintenance and purchasing. Mr. Wenner is active in industry trade groups and has served as President of Pickle Packers International, and serves on the Chairman's Advisory Council of the Grocery Manufacturers Association.

        Having served as our President and Chief Executive Officer for 17 years, Mr. Wenner brings to our board an extraordinary understanding of our company's business, history and organization. Mr. Wenner's training as an engineer at the U.S. Naval Academy and prior experience in senior leadership positions overseeing manufacturing, maintenance and purchasing operations at B&G Foods and Johnson & Johnson, together with his day-to-day leadership and intimate knowledge of our business and operations, provide the board with invaluable insight into the operations of our company.

Mr. Wenner, having teamed with Mr. Cantwell to successfully acquire and integrate 18 separate brands into our company's operations since 1996, also provides our board strong insight and guidance regarding potential acquisitions and acquisition financing.

        Robert C. Cantwell, 53, Executive Vice President of Finance, Chief Financial Officer and Director:    Robert Cantwell is our Executive Vice President of Finance and Chief Financial Officer, and has been a director since August 2005. Mr. Cantwell joined our company in 1983 as the Assistant Vice President of Finance. In that position, Mr. Cantwell had responsibility for all financial reporting, including budgeting. Mr. Cantwell was promoted to his current position in 1991, assuming full responsibility for all financial matters, as well as management information systems, data processing, administration and corporate human resources. Prior to joining us, Mr. Cantwell spent four years at Deloitte & Touche LLP, where he received accreditation as a Certified Public Accountant.

        Like Mr. Wenner, Mr. Cantwell, who has been with B&G Foods for 27 years, brings to our board an extraordinary understanding of our company's business, history and organization. Mr. Cantwell also has extensive experience in accounting, finance, public company reporting, mergers and acquisitions, debt and equity financing, and operating successfully in a highly leveraged environment. Mr. Cantwell also has strong senior management and leadership experience.

        James R. Chambers, 52, Director:    James Chambers has been a director since 2001. Beginning in March 2010, Mr. Chambers has served as President of Confectionary and General Manager for the Immediate Consumption Channel for Kraft Foods North America. Prior to Kraft Foods' acquisition of Cadbury plc, Mr. Chambers held senior management positions at Cadbury beginning in 2005, most recently as President, CEO North America and prior to that as President, Americas Confectionery. Mr. Chambers was President and Chief Executive Officer of Remy Amerique, Inc., a subsidiary of Remy Cointreau from 2002 to 2005. Prior to Remy, Mr. Chambers was Chief Executive Officer of Paxonix, Inc., a wholly owned subsidiary of MeadWestvaco Inc. from 2001 to 2002. During 2000, he was Chief Executive Officer and President of Netgrocer.com, Inc., an online grocery retailer. Prior to that, Mr. Chambers was Group President of Information Resources, Inc., one of the largest research consultancies in the United States, from 1997 to 1999. From 1981 through 1996, Mr. Chambers held various positions with Nabisco, Inc., including President-Refrigerated Foods, Senior Vice President of Sales and Customer Service and Vice President, Information Technology.

        Mr. Chambers has many years of experience as a chief executive officer and senior executive officer, many of which have been in the food and consumer packaged goods industries. In addition to bringing industry experience, Mr. Chambers brings key senior management, leadership, financial and strategic planning, corporate governance and public company executive compensation experience to our board of directors.

        Cynthia T. Jamison, 50, Director:    Cynthia Jamison has been a director since 2004. Ms. Jamison is a partner with Tatum, LLC. She currently serves as chief financial officer of AquaSpy, Inc. (an Australian environmentally responsible irrigation company). In her other Tatum roles she has served as an Executive Officer (CFO and/or COO) for Cosi, Inc. (a publicly traded restaurant company), Savista Corporation (formerly eMac Digital, LLC—a software/BPO company owned by Kohlberg Kravis Roberts & Co), SurePayroll, Inc. (an internet payroll company), Near North Insurance, Inc. (an insurance company facing unusual crisis conditions); CultureWorx, Inc. (a software company) and Illinois Superconductor Corporation (a telecommunications company). From August 2005 to June 2009 she internally managed the CFO Services practice at Tatum, LLC and is a member of the Operating Committee of the firm. Prior to joining Tatum as an Equity Partner in June 1999, she served as Chief Financial Officer of Chart House Enterprises, a publicly traded restaurant company and previously held various financial positions at Allied Domecq Retailing USA, Kraft General Foods, and Arthur Andersen. Ms. Jamison serves on the board of directors at Tractor Supply Company, Inc. (NASDAQ), where she chairs the audit committee and sits on the compensation committee. Ms. Jamison also serves on the board of directors of Cellu Tissue Holdings, Inc. (NYSE), where she chairs the audit committee.

She previously held a board seat at Horizon Organic Holdings, Inc. (NASDAQ), where she sat on the company's audit and compensation committees.

        Ms. Jamison has extensive experience in financial and accounting matters, including public company reporting, as well as corporate governance and public company executive compensation experience, having served as chief financial officer or on the board of directors of many public and private companies. Ms. Jamison also brings key senior management, leadership and financial, strategic planning, corporate governance and public company executive compensation experience to our board of directors.

        Dennis M. Mullen, 56, Director:    Dennis Mullen has been a director since 2006. Since September 2008, Mr. Mullen has served as Upstate President of the Empire State Development Corporation, where he oversees the upstate operations of New York State's economic development agency. From 2005 through August 2008, Mr. Mullen served as President and Chief Executive Officer of Greater Rochester Enterprise, an economic development company. Prior that that, Mr. Mullen was President and Chief Executive Officer of Birds Eye Foods, Inc., a leading manufacturer and marketer of frozen vegetables, and a major processor of other food products, from 1998 to 2005. Mr. Mullen also was a director of Birds Eye Foods from 1996 to 2005, serving as Chairman of the Board from 2002 to 2005. Prior to that, Mr. Mullen held various other leadership positions with Birds Eye Foods and related entities. Prior to employment with Birds Eye Foods, Mr. Mullen was President and Chief Executive Officer of Globe Products Company, Inc. Mr. Mullen currently serves on the board of directors of Foster Farms, a leading poultry producer in the Western United States. He formerly served on the board of directors of the Grocery Manufacturers Association.

        Mr. Mullen has many years of experience as a chief executive officer and senior executive officer in the food industry. Mr. Mullen brings key senior management, leadership, financial and strategic planning, corporate governance and public company executive compensation experience to our board of directors.

        Alfred Poe, 61, Director:    Alfred Poe has been a director since 1997. He is currently the Chief Executive Officer of AJA Restaurant Corp., serving as such since 1999. He was the Chief Executive Officer of Superior Nutrition Corporation, a provider of nutrition products, from 1997 to 2002. He was Chairman of the Board and Chief Executive Officer of MenuDirect Corporation, a provider of specialty meals for people on restricted diets, from 1997 to 1999. Mr. Poe was a Corporate Vice President of Campbell's Soup Company from 1991 through 1996. From 1993 through 1996, he was the President of Campbell's Meal Enhancement Group. From 1982 to 1991, Mr. Poe held various positions, including Vice President, Brands Director and Commercial Director with Mars, Inc. Mr. Poe previously served on the board of directors of Centerplate, Inc. (AMEX) and State Street Bank (NYSE).

        Mr. Poe has many years of experience as a chief executive officer and senior executive officer in the packaged foods and food service industries. He has also served on the board of directors of other public companies. In addition to bringing industry experience, Mr. Poe brings key senior management, leadership, financial and strategic planning, corporate governance and public company executive compensation experience to our board of directors.

Required Vote

        To be elected, each nominee for director must receive a plurality of all votes cast with respect to such position as director. Shares not voted in the election of directors (including shares covered by a proxy as to which authority is withheld to vote for all nominees) and shares not voted for any particular nominee (including shares covered by a proxy as to which authority is withheld to vote for only one or less than all of the identified nominees) will not prevent the election of any of the nominees for director.

Recommendation of the Board of Directors

        The board of directors recommends that the stockholders vote "FOR" each of the board of directors' nominees set forth in Proposal No. 1.

PROPOSAL NO. 2—APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO ELIMINATE REFERENCES TO OUR CLASS B
COMMON STOCK AND RENAME OUR CLASS A COMMON STOCK

Introduction

        We are seeking stockholder approval to amend our amended and restated certificate of incorporation to eliminate the 25 million authorized shares of Class B common stock, none of which are currently outstanding, and eliminate all references to the Class B common stock, including but not limited to provisions relating to the rights, preferences and limitations of the Class B common stock, and to rename our Class A common stock as simply our "common stock." Our board of directors has approved these amendments and has directed that it be submitted to stockholders for approval.

Reasons for the Proposed Amendments

        B&G Foods' amended and restated certificate of incorporation currently authorizes 100 million shares of Class A common stock, par value $0.01 per share, and 25 million shares of Class B common stock, par value $0.01 per share. However, in May 2007, in connection with of our initial public offering of Class A common stock as a separately traded security all outstanding shares of our Class B common stock were repurchased for cash or exchanged for shares of our Class A common stock. As a result, there are currently no shares of our Class B common stock outstanding. In addition, B&G Foods currently has no plans or intentions to issue any shares of Class B common stock in the future.

        The board of directors has proposed the amendments because it believes the dual class structure and continuing reference to the Class B common stock in the amended and restated certificate of incorporation is unnecessary, burdensome and potentially confusing to investors and the capital markets. Additionally, our board of directors believes that the amendment to rename the Class A common stock as "common stock" will help eliminate any mistaken belief on the part of the investing public and/or others who report or follow our publicly traded equity securities that we may have another class of common equity.

        The proposed amendments will not change any substantive terms of the Class A common stock or any powers or rights of its holders. B&G Foods' common stock will continue to be listed and trade on the New York Stock Exchange under the symbol "BGS."

        The proposed amendments would amend our amended and restated certificate of incorporation as set forth on Annex A to this proxy statement (proposed additions are indicated by bold underlining and proposed deletions are indicated by overstriking). If our stockholders approve this proposed amendment and Proposal No. 3 set forth below then the amended and restated first paragraph of Section 4 would also take into account the proposed amendment set forth in Proposal No. 3.

Required Vote

        Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock entitled to vote. As a result, abstentions and broker non-votes will have the same effect as negative votes.

Recommendation of the Board of Directors

        The board of directors recommends that the stockholders vote "FOR" the proposal to amend our amended and restated certificate of incorporation to eliminate references to the Class B common stock and rename our Class A common stock.

PROPOSAL NO. 3—APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF CLASS A
COMMON STOCK

Introduction

        We are seeking stockholder approval to amend our amended and restated certificate of incorporation to increase the number of authorized shares of Class A common stock from 100 million to 125 million. Our board of directors has approved this amendment and has directed that it be submitted to stockholders for approval.

Reasons for the Proposed Amendment

        B&G Foods' amended and restated certificate of incorporation currently authorizes 100 million shares of Class A common stock, par value $0.01 per share, and 25 million shares of Class B common stock, par value $0.01 per share.

        As of March 26, 2010, there are 47,618,660 shares of Class A common stock outstanding and no shares of Class B common stock outstanding. In order to support B&G Foods' potential needs for additional equity capital, and provide flexibility to raise the capital necessary to finance potential acquisitions, the board of directors believes that the number of authorized shares of Class A common stock should be increased by 25 million shares to offset the elimination of the 25 million authorized shares of Class B common stock if Proposal No. 2 is approved (which would also result in the Class A common stock being renamed simply "common stock").

        The purpose of this increase is to provide a larger number of additional shares available for general corporate purposes. Uses for these additional shares in the future might include any one or more of the following: stock splits and stock dividends; stock-based acquisitions; raising additional equity capital; stock issued in connection with employee incentives; and other corporate uses.

        By approving this increase now, in advance of any specific need, we believe that we will be able to act in a timely manner when a need does arise or the board believes that it is in the best interests of our company and our stockholders to take action, without the delay and expense that would be required at that time in obtaining stockholder approval of such an increase at a special meeting of stockholders.

        The additional shares of Class A common stock for which authorization is sought would be identical to, and have the same rights and privileges as, the shares of Class A common stock now authorized. Existing stockholders do not have any preemptive rights to purchase any shares of Class A common stock and will not have any such rights in the future. The additional shares may be issued by the board at any time without further stockholder approval unless required by the General Corporation Law of the State of Delaware, New York Stock Exchange rules or our Amended and Restated Certificate of Incorporation. However, even if this proposal is adopted, under existing New York Stock Exchange Rules, B&G Foods will be required to obtain stockholder approval prior to the issuance of authorized stock, in certain circumstances, including if (1) the issuance would result in a change of control, (2) greater than 20% of the Company' common stock or voting power outstanding prior to the issuance of shares is issued, and (3) if shares are issued pursuant to a new or amended employee compensation plan that has not been approved by our stockholders. The stockholder approval requirement does not apply to any public offering for cash or to any bona fide private financing involving a sale of common stock for cash at a purchase price or conversion or exercise price at least as great as both the book and market value of the common stock.

        Our board does not intend to issue any shares of Class A common stock except for purposes and on terms that the board believes to be in the best interests of the stockholders and our company. However, the availability of additional authorized shares for issuance could render more difficult or discourage attempts to obtain control of our company. Depending on the purpose and terms of issuance at the time, any future issuance of shares of Class A common stock might or might not have a dilutive effect on our stockholders at that time.

        The proposed amendment would amend and restate the first paragraph of Section 4 of our amended and restated certificate of incorporation. If our stockholders approve this proposed amendment, which is contingent upon the approval of Proposal No. 2, then the amended and restated first paragraph of Section 4 would also take into account the proposed amendments set forth in Proposal No. 2 and read as set forth in Annex A to this proxy statement (proposed additions are indicated by bold underlining and proposed deletions are indicated by overstriking).

Required Vote

        Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock entitled to vote. As a result, abstentions and broker non-votes will have the same effect as negative votes. Adoption of this proposal is contingent upon the approval of the Proposal No. 2 to eliminate our Class B common stock.

Recommendation of the Board of Directors

        The board of directors recommends that the stockholders vote "FOR" the adoption of the amendment to our amended and restated certificate of incorporation to increase the number of authorized shares of Class A common stock.

 OUR MANAGEMENT

Executive Officers and Directors

        Our executive officers and directors, their ages and their positions as of March 26, 2010, are as set forth in the table below. Each of our directors holds office until the next annual meeting of our stockholders or until his successor has been elected and qualified. Our executive officers serve at the discretion of the board of directors.

Name	Age	Position
Stephen C. Sherrill	56	Chairman of the Board of Directors
David L. Wenner	60	President, Chief Executive Officer and Director
Robert C. Cantwell	53	Executive Vice President of Finance, Chief Financial Officer and Director
James H. Brown	67	Executive Vice President of Manufacturing
William F. Herbes	55	Executive Vice President of Operations
Vanessa E. Maskal	53	Executive Vice President of Sales and Marketing
William H. Wright	65	Executive Vice President of Quality Assurance and Research & Development
Scott E. Lerner	37	Executive Vice President, General Counsel, Secretary & Chief Compliance Officer
James R. Chambers	52	Director
Cynthia T. Jamison	50	Director
Dennis M. Mullen	56	Director
Alfred Poe	61	Director

        For a description of the business experience of Messrs. Sherrill, Wenner, Cantwell, Chambers, Mullen, Poe and Ms. Jamison, see "Proposal No. 1—Election of Directors."

        James H. Brown, Executive Vice President of Manufacturing.    Jim Brown is our Executive Vice President of Manufacturing and has over 30 years of experience in manufacturing with our company and Polaner. Mr. Brown has been responsible for all manufacturing at our Roseland facility since 1981. In 1994, he assumed responsibility for our company's other manufacturing facilities. Prior to joining Polaner in 1972, Mr. Brown worked at Kraft Foods for two years as a project engineer and spent four years in the U.S. Navy. Mr. Brown has announced that he will retire in July 2010. Mr. Brown is assisting in the transfer of his responsibilities to Mr. Herbes.

        William F. Herbes, Executive Vice President of Operations.    Bill Herbes is Executive Vice President of Operations of B&G Foods, a position he has held since August 2009. Upon joining B&G Foods, Mr. Herbes assumed responsibility for the supply chain portion of B&G Foods' operations department, including all logistics, purchasing and planning functions, and co-packer manufacturing. In light of Mr. Brown's scheduled retirement, Mr. Herbes has also begun to assume responsibility for B&G Foods' internal manufacturing operations. Prior to joining B&G Foods, Mr. Herbes gained twenty-four years experience in operations and supply chain management at Warner Lambert and its successor companies, Pfizer and Cadbury Schweppes. Most recently, Mr. Herbes served as Senior Vice President, Global Supply Chain at Cadbury Schweppes and also worked with leading consumer packaged goods companies as an independent consultant.

        Vanessa E. Maskal, Executive Vice President of Sales and Marketing.    Vanessa Maskal is our Executive Vice President of Sales and Marketing. Ms. Maskal first joined B&G Foods in 1999 as Senior Brand Manager and after a brief hiatus returned to the Company in 2003 as Director of Direct Store Delivery Sales. Ms. Maskal was promoted to Executive Vice President of Sales in November 2006. Ms. Maskal assumed responsibility for marketing in October 2008. Prior to joining B&G Foods, Ms. Maskal held senior positions at IBC Inc., Drake Bakeries and Whatman Inc.

        William H. Wright, Executive Vice President of Quality Assurance and Research & Development.    William Wright was promoted to Executive Vice President of Quality Assurance and Research & Development in February 2010. Mr. Wright joined B&G Foods in 1998 as Vice President of Quality Assurance and Research & Development and also assumed responsibility for Consumer Affairs. Prior to joining B&G Foods, Mr. Wright accumulated thirty years of supervision and management experience in maintenance, manufacturing and operations at Johnson & Johnson and as a plant manager at First Quality Products.

        Scott E. Lerner, Executive Vice President, General Counsel, Secretary and Chief Compliance Officer.    Scott Lerner is our Executive Vice President, General Counsel, Secretary and Chief Compliance Officer. Mr. Lerner joined our company in 2005 from the international law firm Dechert LLP, where he was an associate in the corporate and securities and mergers and acquisitions practice groups from 1997 to 2005. Mr. Lerner earned a Bachelor of Science degree in Business Management from Cornell University and a Juris Doctor degree from the University of Pennsylvania Law School.

COMPENSATION DISCUSSION AND ANALYSIS

        The following Compensation Discussion and Analysis contains statements regarding future company performance targets or goals. We have disclosed these targets or goals in the limited context of B&G Foods' compensation programs and they should not be understood to be statements of management's expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

 Introduction

        In the paragraphs that follow, we will give an overview and analysis of our compensation program and policies, the material compensation decisions we have made under those programs and policies, and the material factors that we considered in making those decisions. Following this section you will find a series of tables containing specific information about the compensation earned or paid in fiscal 2009 to our chief executive officer, chief financial officer, and our three most highly compensated executive officers other than our chief executive officer and chief financial officer who were serving as such at the end of fiscal 2009. Throughout this proxy statement we refer to these individuals as our "named executive officers."

        The discussion below is intended to help you understand the detailed information provided in those tables and put that information into context within our overall compensation program.

Role of the Compensation Committee

        The compensation committee of our board of directors is responsible for setting and administering the policies that govern salary, annual bonus, long-term incentive programs and other compensation and benefits for our executive officers. The compensation committee oversees various executive and employee compensation plans and programs, and it has responsibility for continually monitoring these plans and programs to ensure that they adhere to our company's compensation philosophy and objectives. Our compensation committee determines the appropriate compensation levels of executives, evaluates officer and director compensation plans, policies and programs, and reviews benefit plans for officers and employees. Our compensation committee ensures that the total compensation paid to our named executive officers is fair, reasonable and competitive, and that a significant portion of the total compensation is tied to our company's annual and long-term performance.

        The compensation committee's charter reflects the above-mentioned responsibilities, and the compensation committee and the board of directors periodically review and revise the charter. The compensation committee currently consists of three directors, each of whom was determined by our company's board of directors to be "independent" as defined by the listing standards of the New York Stock Exchange. No member of the compensation committee is a current or former officer or employee of our company. Mr. Poe, the chairman of our compensation committee, reports on compensation committee actions and recommendations from time to time at board meetings.

        The compensation committee has the authority to engage the services of outside advisers, experts and others to assist the compensation committee. During fiscal 2007 and early fiscal 2008, the compensation committee engaged Hewitt Associates, an outside global human resources consulting firm, to review our company's executive compensation and incentive programs. The compensation committee conducted numerous teleconferences with the consultant during the course of reviewing our company's existing executive compensation scheme and structuring our long-term incentive compensation program. During the latter part of fiscal 2008, the compensation committee again engaged Hewitt Associates to prepare a peer group compensation survey prior to setting fiscal 2009 compensation for our executive officers. Hewitt did not perform any non-executive compensation consulting services for our company during the last fiscal year or during any other year.

 Compensation Objectives

        The primary objective of our executive compensation program is to provide compensation that is designed to:

  •
  attract, motivate and retain executive officers of outstanding ability and potential;

  •
  reinforce the outstanding execution of our business strategy and the achievement of our business objectives; and

  •
  align the interests of our executive officers with the interests of our security holders, with the ultimate objective of improving stockholder value.

The compensation committee aims to provide incentives for superior performance in a given year and over a sustained period by paying fair, reasonable and competitive compensation, and by basing a significant portion of compensation upon achieving that performance (i.e., "pay for performance").

Role of our Chief Executive Officer in Compensation Decisions

        Regarding most compensation matters, including executive and director compensation and our annual and long-term incentive plans, our chief executive officer provides recommendations to the compensation committee; however, the compensation committee does not delegate any of its functions to others in setting compensation for our named executive officers and directors.

        The compensation committee makes all compensation decisions for the named executive officers. The compensation committee annually evaluates the performance of, and determines the compensation of, our chief executive officer based upon a combination of the achievement of corporate goals and individual performance. Our chief executive officer annually reviews the performance of each named executive officer other than himself. The conclusions reached by our chief executive officer and recommendations based on these reviews, including with respect to salary adjustments and incentive plan award amounts, are presented to the compensation committee. The compensation committee then exercises its discretion in modifying any recommended adjustments or awards. Our compensation committee then reports the compensation decisions it has made with respect to our chief executive officer and each of the other named executive officers to the board of directors.

Peer Group Survey

        Our compensation committee does not use surveys of compensation paid to similar executives in order to determine annual and long-term compensation for our named executive officers. However, in light of the compensation objectives described above, the compensation committee does from time to time review peer group surveys as an independent measure to ensure that the compensation being set is fair, reasonable and competitive. Prior to setting fiscal 2009 executive compensation, the compensation committee engaged Hewitt Associates to prepare a peer group survey based upon publicly available information. The peer group included the following companies:

Del Monte Foods Co.	Lance, Inc.
Diamond Foods, Inc.	McCormick & Co., Inc.
Farmer Brothers Co.	Ralcorp Holdings, Inc.
Flowers Foods, Inc.	John B. Sanfilippo & Son, Inc.
Green Mountain Coffee Roasters, Inc.	J.M. Smucker, Co.
Hain Celestial Group, Inc.	Tasty Baking, Co.
J&J Snack Foods Corp.	Treehouse Foods, Inc.
Lancaster Colony Corp.

 Components of Executive Compensation

        The compensation committee believes that it is important to place a greater percentage of executives' and senior managers' compensation at risk than that of non-executives and non-senior managers by tying executives' and senior managers' compensation directly to the performance of B&G Foods. Accordingly, executive and senior management compensation consists primarily of an annual salary, annual bonus and long-term incentives linked to the performance of the company.

Base Salaries

        We have entered into employment agreements with all of our named executive officers. The current base salaries for our named executive officers are set forth below in the footnotes to the summary compensation table. For each of these executive officers, including our chief executive officer, the executive officer's base salary is subject to annual increase at the discretion of the compensation committee. Adjustments to base salary are based upon the executive officer's past performance, expected future contributions, and scope and nature of responsibilities, including changes in responsibilities. As discussed above, the compensation committee also from time to time reviews peer group surveys as an independent measure to ensure that any adjustments are fair, reasonable and competitive.

Performance-Based Awards

        In order to align the interests of our stockholders with our compensation plans, we tie significant portions of our named executive officers' compensation to our annual and long-term financial and operating performance. Our performance-based awards are comprised of an annual incentive cash award and, beginning in 2008, long-term incentive equity awards. The compensation committee's philosophy is that if our performance exceeds our internal targets and budgets, named executive officers can expect the level of their compensation to reflect that achievement. On the other hand, if our financial performance falls below these expectations, our approach is that named executive officers can expect their compensation to be adversely affected.

        Our incentive award programs each use one of the two performance measures listed below:

  •
  Adjusted EBITDA.  Historically, the compensation committee has chosen adjusted EBITDA (which we define as net income before net interest expense, income taxes, depreciation and amortization and loss on extinguishment of debt, as adjusted for certain other items) as the target performance objective for the payment of awards under our annual bonus plan.

    The compensation committee has selected adjusted EBITDA as the relevant company goal because the compensation committee believes that adjusted EBITDA growth most closely reflects operating performance and is consistent with the overall goals and long-term strategic direction that the board of directors has set for our company. Further, adjusted EBITDA growth is closely related to or reflective of our company's financial and operational improvements, ability to generate cash flow from operations, growth, and return to stockholders. We believe that adjusted EBITDA is helpful in assessing the overall performance of our business, and is helpful in highlighting trends in our overall business because the items excluded in calculating adjusted EBITDA have little or no bearing on our day-to-day operating performance. Adjusted EBITDA is an important non-GAAP valuation tool that potential investors use to measure our profitability against other companies in our industry.

  •
  Excess Cash.  Our compensation committee has chosen "excess cash" as the measure for determining performance share long-term incentive awards under the 2008 Omnibus Incentive Compensation Plan (which we refer to in this proxy statement as the 2008 Omnibus Plan). Excess cash is calculated as adjusted EBITDA before taking into account accruals for any long-term equity incentive awards and other stock-based compensation (which is substantially equivalent to the term "consolidated cash flow," as defined in our senior notes indenture and under the terms of our credit facility (which we refer to collectively in this proxy statement as our "financing agreements"), minus the sum of cash interest payments, cash income tax payments, capital expenditures and dividends paid. Excess cash as we define it for purposes of our incentive awards differs from the definition of the term in our financing agreements because, as used for purposes of our incentive awards, excess cash is reduced by the amount of dividends we pay but excludes the impact of certain debt repayments. We believe that excess cash is an important measure in analyzing our liquidity and strength and our ability to execute on strategic opportunities and deliver stockholder value. Further, the compensation committee believes that excess cash performance targets encourage management to actively pursue acquisitions that are meaningfully accretive to our cash flows.

    Beginning with the 2010 to 2012 performance share long-term incentive awards, the compensation committee has re-defined "dividends paid" to effectively eliminate any positive or negative effect of any increases or decreases in the dividend rate from the current rate of $0.68 per share per annum. The compensation committee believes that the achievement of the excess cash performance goals should not be made harder for management to achieve in the event the board of directors decides to increase the current dividend rate and likewise should not be made easier for management to achieve in the event the board of directors decides to reduce the current dividend rate.

        Adjusted EBITDA and excess cash targets for a given year are determined by the compensation committee based upon recommendations from and discussions with management, a review of current economic conditions and recent acquisition activity. Factors used by the compensation committee in setting adjusted EBITDA and excess cash targets include, among others, the following:

  •
  reasonable growth expectations taking into account a variety of circumstances faced by our company;

  •
  market conditions, including the related impact on cost and our ability to offset any cost increases with pricing increases or other cost savings measures; and

  •
  prior fiscal year adjusted EBITDA and excess cash.

        Neither adjusted EBITDA nor excess cash is a term defined under U.S. generally accepted accounting principles (GAAP).

Annual Bonus Plan

        The compensation committee believes that a portion of an executive officer's compensation should be tied to the achievement of the company's performance goals in the form of an annual non-equity incentive cash bonus, in order to reward individual performance and overall company success. B&G Food's annual bonus plan provides for annual incentive awards to be made to our executive officers and senior managers upon our company's attainment of pre-set annual financial objectives. As discussed above, the compensation committee has historically chosen adjusted EBITDA as the financial objective for the annual bonus plan. Adjusted EBITDA targets under the annual bonus plan may be reset periodically within a fiscal year by the compensation committee to take into account acquisitions and other unplanned events. The amount of the annual award to each executive is based upon a percentage of the executive's or senior manager's annualized base salary, with such percentage varying depending upon the level of adjusted EBITDA as compared to threshold, target and maximum adjusted EBITDA performance objectives. After the compensation committee reviews the final full year fiscal results of our company, the compensation committee approves the total bonuses to be awarded. Bonus awards are generally paid in cash in a lump sum in February or March. Executives generally must be employed on the last day of a plan year to receive an award, however, the compensation committee, at its discretion, may prorate awards in the event of certain circumstances such as the executive's promotion or demotion, death or retirement.

        In accordance with each of their respective employment agreements, each named executive officer is eligible to earn an annual bonus in amounts ranging up to 100% of his base salary at year end with respect to our chief executive officer and up to 70% of his base salary at year end with respect to each of the other named executive officers, if respective threshold, target or maximum performance objectives are met.

        Adjusted EBITDA must exceed a certain threshold amount to permit any payment of annual bonuses. At the target adjusted EBITDA, each participant receives 50% of a full bonus and at the maximum adjusted EBITDA objective, each participant receives a full bonus.

        The fiscal 2009 adjusted EBITDA threshold, target and maximum performance objectives were, $92.9 million, $96.7 million and $98.6 million (in each case after giving effect to the accrual for the 2009 annual bonus plan but before giving effect to accruals for long-term incentive awards). For sake of comparison, our fiscal 2008 adjusted EBTIDA after giving effect to the accrual for the 2009 annual bonus plan but before giving effect to accruals for long-term incentive awards) was $90.3 million. Our company's fiscal 2009 adjusted EBITDA of $107.4 million was above the maximum adjusted EBITDA objective of $98.6 million (in each case after giving effect to the accrual for the 2009 annual bonus plan but before giving effect to accruals for long-term incentive awards). Therefore, as reflected in the footnote to the non-equity incentive plan compensation column in the summary compensation table below, the named executive officers received full bonus awards under the annual bonus plan for fiscal 2009.

        For fiscal 2010, the compensation committee has set adjusted EBITDA threshold, target and maximum performance objectives of $101.2 million, $103.0 million and $106.7 million (in each case after giving effect to the accrual for the 2010 annual bonus plan and after giving effect to accruals for long-term incentive awards). Adjusted EBITDA for fiscal 2009 (after giving effect to the accrual for the 2009 annual bonus plan and after giving effect to accruals for long-term incentive awards) was $103.0 million.

Long-Term Incentive Compensation

        2008 Omnibus Incentive Compensation Plan.    In June 2007, the compensation committee retained Hewitt Associates to review our executive compensation program, including to offer suggestions for structuring long-term incentive compensation in order to promote B&G Foods' continued growth and enhanced stockholder value. Upon the recommendation of our compensation committee, our board of directors on March 10, 2008 adopted the B&G Foods, Inc. 2008 Omnibus Incentive Compensation Plan, which we refer to as the 2008 Omnibus Plan, subject to stockholder approval. Our stockholders approved the 2008 Omnibus Plan at our annual meeting on May 6, 2008.

        The 2008 Omnibus Plan authorizes the grant of performance share awards, restricted stock, options, stock appreciation rights, deferred stock, stock units and cash-based awards to employees, non-employee directors and consultants. Subject to adjustment as provided in the plan, the total number of shares of Class A common stock available for awards under the plan is 2,000,000. At the annual meeting, we are seeking stockholder approval to increase the total number of shares available under the plan from 2,000,000 to 4,500,000. See Proposal No. 4 for more details, including the rationale for the increase.

        Performance Share Awards.    On March 10, 2008, the compensation committee granted 2008, 2008 to 2009 and 2008 to 2010 performance share long-term incentive awards (LTIAs) to our named executive officers and certain other members of senior management. These awards were granted subject to stockholder approval of the 2008 Omnibus Plan, which was received on May 6, 2008. On February 26, 2009 and March 2, 2010, the compensation committee granted 2009 to 2011 LTIAs and 2010 to 2012 LTIAs to our named executive officers and certain other members of senior management.

        The LTIAs entitle the participant to earn shares of Class A common stock upon the attainment of certain performance goals over the applicable performance period. The compensation committee intends for the LTIAs to have three-year performance periods. However, in order to phase in the program, the 2008 LTIAs had a one year performance period and the 2008 to 2009 LTIAs had a two-year cumulative performance period. The 2008 to 2010 LTIAs, 2009 to 2011 LTIAs and 2010 to 2012 LTIAs each have a three-year cumulative performance period.

        In general participants must remain an employee of B&G Foods until the end of the applicable performance period in order to be entitled to any payment pursuant to LTIAs, except that in the case of separation from service due to termination without cause, retirement at age 62 or older, or death or disability, then after the performance period, the participant (or in the event of death, his or her estate) will be entitled to a pro rata portion of the number of performance shares, if any, the participant would have received had the participant remained employed until the end of the performance period. The pro rata portion will be based on the number of full months in the performance period during which the participant was employed as compared to the total number of months in the performance period. Also, in the case of a change of control (as defined in the 2008 Omnibus Plan) during a performance period, LTIAs will terminate. However, upon the change in control, participants will be entitled to receive a pro rata portion of the shares of Class A common stock with respect to the target number of performance shares covered by the LTIAs without regard to the extent to which the performance conditions have been satisfied. The pro rata portion will be based upon the number of full months in the applicable performance period preceding the change in control as compared to the number of months in the performance period.

        After the compensation committee reviews the final full year fiscal results of our company, the compensation committee approves the total number of shares of Class A common stock to be issued in respect of the LTIAs. LTIAs are paid in shares of Class A common stock in February or March. The awards are settled based upon our performance over the applicable performance period. The applicable performance metric is "excess cash" (as defined above). The LTIAs, each have a threshold, target and maximum payout. If our performance fails to meet the performance threshold, then the awards will not vest and no shares will be issued pursuant to the awards. If our performance meets or exceeds the performance threshold, then a varying amount of shares from the threshold amount (50% of the target number of shares, except as noted below for the 2008 LTIAs) up to the maximum amount (300% of the target number of shares) may be earned. No shares are earned if the performance threshold is not met.

        The number of shares for each executive and senior manager is based upon a percentage of the executive's or senior manager's annualized base salary. For each of our named executive officer's the grant date fair market value of the number of shares that may be earned upon satisfaction of the threshold, target and maximum performance objectives are equal to the following percentages of annualized base salary:

	Performance Share LTIA Awards as a Percentage of Base Salary Based upon Grant Date Fair Market Value
Name	Threshold	Target	Maximum
David L. Wenner	50%	100%	300%
Robert C. Cantwell	37.5%	75%	225%
Vanessa E. Maskal	25%	50%	150%
James H. Brown	25%	50%	150%
Scott E. Lerner	25%	50%	150%

        The compensation committee established the following objectives for LTIAs covering performance periods ending in fiscal 2009 or later:

		Cumulative Excess Cash Objective
	Performance Period	Threshold	Target	Maximum
2008 to 2009 LTIAs	Fiscal 2008 to 2009	$3,889,587	$7,779,175	$23,337,524
2008 to 2010 LTIAs	Fiscal 2008 to 2010	$7,548,000	$15,096,000	$45,288,000
2009 to 2011 LTIAs	Fiscal 2009 to 2011	$14,483,000	$28,966,000	$43,449,000
2010 to 2012 LTIAs	Fiscal 2010 to 2012	$51,710,500	$58,443,000	$80,943,000

        Cumulative excess cash (as defined above) for fiscal 2008 to 2009 was $22,719,758. As a result, shares of Class A common stock in respect of the 2008 to 2009 LTIAs were earned at the level of 292% of target. Our compensation committee has certified the achievement of the performance goals at that level and the shares of Class A common stock were issued to the plan participants, including the named executive officers, in March 2010.

        Shares of Class A common stock in respect of the 2008 to 2010 LTIAs, 2009 to 2011 LTIAs and 2010 to 2012 LTIAs will be issued in March 2011, March 2012 and March 2013, respectively, in each case subject to the performance goals for the applicable performance period being certified by our compensation committee as having been achieved.

        Because the LTIAs are subject to three-year performance periods (except in the case of the phase-in awards, which were subject to one and two-year performance periods), multiple LTIAs are outstanding simultaneously. As a result, Class A common stock payouts in any one particular year may not be fully consistent with performance achieved during that fiscal year because payment is as a result of performance over a three-year period.

        In addition, the "stock awards" column in the summary compensation table sets forth, for a given year, the aggregate grant date fair value of performance share LTIAs granted in that year computed in accordance with FASB ASC Topic 718 based upon the probable outcome (as of the grant date) of the applicable performance conditions. The amounts reported in the "stock awards" column are generally consistent with the estimate of aggregate compensation expense expected to be recognized by B&G Foods for the named executive officers over the performance period determined as of the grant date under FASB Topic 718, excluding the effect of forfeitures. The amounts listed in the "stock awards" column do not reflect the value of Class A common stock actually received by the named executive officers, whether the named executive officer will actually realize a financial benefit from the awards, or the potential value to the named executive officer of the awards that may be earned.

Other Compensation and Benefits

        Benefits offered to executive officers serve a different purpose than do the other elements of total compensation. In general, they are designed to provide a safety net of protection against the financial catastrophes that can result from illness, disability or death, and to provide a reasonable level of retirement income based on years of service with our company. Benefits offered to executive officers are the same as those offered to the general employee population, except for the automobile allowance or automobile lease provided to the executive officers.

        Executive officers are entitled to participate in the company's defined benefit pension plan. In addition, under the company's 401(k) plan, B&G Foods makes a 50% matching contribution with respect to each participant's elective contributions, up to six percent of such participant's compensation (provided that for fiscal 2009, matching contributions were based only on the first $245,000 of such participant's compensation). Matching contributions become fully vested after five years of employment with the company.

Executive Severance and Change in Control Severance Benefits

        For a discussion of executive severance and change in control severance benefits, our rationale for offering those benefits and the triggers for payments, see "Management Employment Agreements—Severance Benefits" below.

Chief Executive Officer Compensation

        The compensation committee remains responsible for reviewing and approving the corporate goals and objectives relevant to our chief executive officer's compensation and evaluating our chief executive officer's performance in light of those goals and objectives. Mr. Wenner has served as our President and Chief Executive Officer since March 1993. Mr. Wenner's compensation during fiscal 2009 was based upon his employment agreement and the other factors set forth above under "Components of Executive Compensation." The compensation committee also took into consideration the compensation of chief executive officers in the peer group described above as an independent measure of the fairness, reasonableness and competitiveness of Mr. Wenner's compensation.

Accounting and Tax Considerations

        Financial reporting and income tax consequences to our company of individual compensation elements are important considerations for our compensation committee when it is analyzing the overall level of compensation and the mix of compensation. Overall, the compensation committee seeks to balance its objective of ensuring a fair, reasonable and competitive compensation package for our named executive officers with the need to insure the deductibility of compensation—while ensuring an appropriate and transparent impact on reported earnings and other closely followed financial measures.

        Section 162(m) limits the deduction that may be claimed by a public company for compensation paid to certain of our executive officers to $1 million except to the extent that any excess compensation is "performance-based compensation." Through fiscal 2009, Section 162(m) has not affected our tax deductions, and the compensation committee believes that, at the present time, it is unlikely that the compensation paid to any of our employees in a taxable year that is subject to the deduction limit will exceed $1 million. The compensation committee intends to continue to evaluate the effects of the statute and any applicable regulations. To the extent that it is practicable and consistent with our company's executive compensation philosophy, the compensation committee intends to design our executive compensation policy to maximize the deductibility of such compensation under Section 162(m). However, if compliance with Section 162(m) conflicts with the compensation philosophy or is determined not to be in the best interest of our stockholders, the compensation committee will abide by its compensation philosophy even if it results in a loss of deductibility.

 Compensation Committee Interlocks and Insider Participation

        No member of the compensation committee during fiscal 2009 was an officer or employee of our company or any of our subsidiaries, or was formerly an officer of our company or any of our subsidiaries. In addition, no member of the compensation committee had any other relationship that requires disclosure under Item 407(e)(4) of Regulation S-K.

REPORT OF THE COMPENSATION COMMITTEE

        The compensation committee of the board of directors of B&G Foods has reviewed the foregoing Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the committee recommended to our board of directors that the Compensation Discussion and Analysis be included in the company's Annual Report on Form 10-K for fiscal 2009 and the company's 2010 proxy statement. This report is provided by the following independent directors, who comprise the committee.

Compensation Committee
Alfred Poe, Chairperson
James R. Chambers
Cynthia T. Jamison

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information with respect to annual and long-term compensation for services in all capacities for fiscal 2009, 2008 and 2007 paid to our named executive officers.

Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(4)	All Other Compensation(5)(6)	Total
David L. Wenner	2009	$473,000	$218,698	$473,000	$68,953	$17,350	$1,251,001
President and Chief	2008	471,255	$674,086	—	96,088	17,285	1,258,714
Executive Officer	2007	418,948	—	963,195	21,761	16,750	1,420,654
Robert C. Cantwell	2009	$339,750	$117,209	$236,600	$47,804	$17,350	$758,713
Executive Vice President of	2008	337,601	361,111	—	73,039	17,285	789,036
Finance and Chief	2007	302,505	—	518,497	3,604	16,750	841,356
Financial Officer
Vanessa E. Maskal	2009	$257,019	$58,951	$178,500	$24,668	$17,350	$536,488
Executive Vice President of	2008	249,332	$177,774	—	33,756	17,285	478,147
Sales and Marketing	2007	222,024	—	310,265	17,752	16,750	566,791
James H. Brown	2009	$255,673	$58,951	$178,500	$30,663	$21,950	$545,737
Executive Vice President of	2008	259,717	$185,186	—	63,530	21,456	529,889
Manufacturing	2007	240,963	—	330,199	3,293	21,238	595,693
Scott E. Lerner	2009	$265,000	$61,263	$185,500	$7,697	$17,350	$536,810
Executive Vice President,	2008	264,332	$188,884	—	8,724	17,285	479,225
General Counsel, Secretary	2007	239,717	—	323,199	3,321	16,750	582,987
and Chief Compliance Officer

(1)
The current base salary as of the date of this proxy statement for each named executive officer who currently serves as an executive officer is as follows: Mr. Wenner, $493,000; Mr. Cantwell, $352,000; Ms. Maskal, $267,000; Mr. Brown, $260,000; and Mr. Lerner, $275,000.

(2)
None of the named executive officers received any shares of Class A common stock in fiscal 2008 or fiscal 2009. The "stock awards" column sets forth, for a given year, the aggregate grant date fair value of performance share LTIAs granted in that year reduced by the present value of expected dividends using the risk-free interest-rate (as the award holders are not entitled to dividends or dividend equivalents during the vesting period) computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718 based upon the probable outcome (as of the grant date) of the applicable performance conditions. The amounts reported in the "stock awards" column are generally consistent with the estimate of aggregate compensation expense expected to be recognized by B&G Foods for the named executive officers over the performance period determined as of the grant date under FASB Topic 718, excluding the effect of forfeitures. For a discussion of the assumptions used in calculating the grant date fair value and estimate of aggregate compensation expense is set forth in Note 14 of the notes to our consolidated financial statements in our 2009 Annual Report.

Assuming that maximum performance goals were met, the value of the awards at date of grant (calculated in accordance with FASB ASC Topic 718 as set forth above), would have been as follows: 2008—Mr. Wenner, $3,149,055; Mr. Cantwell, $1,686,994; Ms. Maskal, $865,125; Mr. Brown, $882,428; and Mr. Lerner, $986,243; 2009—Mr. Wenner, $656,094; Mr. Cantwell, $351,628; Ms. Maskal, $176,854; Mr. Brown, $176,854; and Mr. Lerner, $183,789. For 2008, includes 2008 LTIAs, 2008 to 2009 LTIAs and 2008 to 2010 LTIAs as the long-term incentive award program was being phased in. For 2009, includes the 2009 to 2011 LTIAs.

The amounts listed in the "stock awards" column and in this footnote do not reflect the value of Class A common stock actually received by the named executive officers, whether the named executive officer will actually realize a financial benefit from the awards, or the potential value to the named executive officer of the awards that may be earned. Whether, and to what extent, the named executive officers ultimately realize value will depend on many factors, including the actual performance of the company, the price of our Class A common stock when and if shares are actually issued and the named executive officers' continued employment. For more details on performance share LTIA grants in 2009, see the Grants of Plan-Based Awards in Fiscal 2009 table below. Additional information regarding performance share LTIA granted in 2008 and 2009 that are still outstanding can be found in the table Outstanding Equity Awards at 2009 Fiscal Year End table below.

(3)
As set forth in the table below, the amounts shown in this column represent payments made under our 2007 annual bonus plan, 2007 special bonus program and 2009 annual bonus plan. No awards were earned and no payments were made under the 2008 annual bonus plan. Bonuses listed in this column as being earned in 2007 were actually paid in March 2008 and bonuses listed in this column as being earned in 2009 were actually paid in March 2010.

Name	Year	Annual Bonus Award	2007 Special Bonus Award	Total
David L. Wenner	2009	$473,000	N/A	$473,000
	2008	—	N/A	—
	2007	$420,000	$543,195	$963,195
Robert C. Cantwell	2009	$236,600	N/A	$236,600
	2008	—	N/A	—
	2007	$227,500	$290,997	$518,497
Vanessa E. Maskal	2009	$178,500	N/A	$178,500
	2008	—	N/A	—
	2007	$168,000	$142,265	$310,265
James H. Brown	2009	$178,500	N/A	$178,500
	2008	—	N/A	—
	2007	$175,000	$155,199	$330,199
Scott E. Lerner	2009	$185,500	N/A	$185,500
	2008	—	N/A	—
	2007	$168,000	$155,199	$323,199
(4)
Represents the aggregate change in pension value of the named executive officer's accumulated benefit under our defined benefit pension plan. See the pension benefits table on page 36 for additional information, including the present value assumptions used in this calculation. We do not have any non-qualified deferred compensation plans.

(5)
The amounts shown in this column include employer costs relating to personal use of a company automobile or automobile allowances paid and our company's matching contributions to our 401(k) plan. In accordance with SEC rules, the compensation in the table omits information regarding group life, health, hospitalization and medical reimbursement plans that do not discriminate in scope, terms or operation, in favor of executive officers or directors of B&G Foods and that are available generally to all salaried employees.

        The following table describes each component of the "all other compensation" column.

Name	Year	Matching Contributions to 401(k) Plan	Automobile Allowance(A)	Total
David L. Wenner	2009	$7,350	$10,000	$17,350
	2008	6,900	10,385	17,285
	2007	6,750	10,000	16,750
Robert C. Cantwell	2009	$7,350	$10,000	$17,350
	2008	6,900	10,385	17,285
	2007	6,750	10,000	16,750
Vanessa E. Maskal	2009	$7,350	$10,000	$17,350
	2008	6,900	10,385	17,285
	2007	6,750	10,000	16,750
James H. Brown	2009	$7,350	$14,600	$21,950
	2008	6,900	14,556	21,456
	2007	6,750	14,488	21,238
Scott E. Lerner	2009	$7,350	$10,000	$17,350
	2008	6,900	10,385	17,285
	2007	6,750	10,000	16,750

(A)
In the case of each of the named executive officers other than Mr. Brown, the amount shown reflects an unrestricted automobile allowance that is fully taxable to the officer. In the case of Mr. Brown, the amount shown reflects the annualized lease value (calculated in accordance with tables provided by the IRS) of an automobile leased by B&G Foods on behalf of Mr. Brown.

Grants of Plan Based Awards in Fiscal 2009

        The following table sets forth information about non-equity and equity awards granted to the named executive officers in fiscal 2009.

								All Other Stock Awards: Number of Shares of Stock or Units (# of shares)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards				Grant Date Fair Value of Stock and Option Awards(3) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (# of shares)	Target (# of shares)	Maximum (# of shares)
David L. Wenner
2009 Annual Bonus Plan(1)	N/A	—	$236,500	$473,000
2009-2011 LTIAs	2/26/2009				63,575	127,150	381,450	—	$218,698
Robert C. Cantwell
2009 Annual Bonus Plan(1)	N/A	—	$118,300	$236,600
2009-2011 LTIAs	2/26/2009				34,072	68,145	204,435	—	$117,209
Vanessa E. Maskal.
2009 Annual Bonus Plan(1)	N/A	—	$89,250	$178,500
2009-2011 LTIAs	2/26/2009				17,137	34,274	102,822	—	$58,951
James H. Brown
2009 Annual Bonus Plan(1)	N/A	—	$89,250	$178,500
2009-2011 LTIAs	2/26/2009				17,137	34,274	102,822	—	$58,951
Scott E. Lerner
2009 Annual Bonus Plan(1)	N/A	—	$92,750	$185,500
2009-2011 LTIAs	2/26/2009				17,809	35,618	106,854	—	$61,263

(1)
Shows the potential value of the payout for the named executive officer under our annual bonus plan for fiscal 2009 if the threshold, target or maximum adjusted EBITDA objective is satisfied. The potential payouts are performance-driven and therefore completely at risk. As reflected in the footnote to the non-equity incentive plan compensation column in the summary compensation table, awards were earned under the 2009 annual bonus plan at the maximum level and were paid to the named executive officers in March 2010.

(3)
The values included in this column reflect the grant date fair value of the performance share LTIAs reduced by the present value of expected dividends using the risk-free interest-rate (as the award holders are not entitled to dividends or dividend equivalents during the vesting period) computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718 based upon the probable outcome (as of the grant date) of the applicable performance conditions. The amounts reported in this column are generally consistent with the estimate of aggregate compensation expense expected to be recognized by B&G Foods for the named executive officers over the performance period determined as of the grant date under FASB Topic 718, excluding the effect of forfeitures. For a discussion of the assumptions used in calculating the grant date fair value and estimate of aggregate compensation expense is set forth in Note 14 of the notes to our consolidated financial statements in our 2009 Annual Report.

The amounts listed in this column do not reflect whether the named executive officer will actually realize a financial benefit from the awards, or the potential value to the named executive officer of the awards that may be earned. Whether, and to what extent, the named executive officers ultimately realize value will depend on many factors, including the actual performance of the company, the price of our Class A common stock when and if shares are actually issued and the named executive officers' continued employment.

Outstanding Equity Awards at 2009 Fiscal Year-End

        The following table provides information on the outstanding equity awards held by the named executive officers as of January 2, 2010. None of the named executive officers held any option awards at January 2, 2010.

	Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Performance Period	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(1) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested(1) ($)
David L. Wenner			2008 to 2010	136,500	$1,253,070
			2009 to 2011	381,450	$3,501,711
Robert C. Cantwell			2008 to 2010	73,125	$671,288
			2009 to 2011	204,435	$1,876,713
Vanessa E. Maskal			2008 to 2010	36,000	$330,480
			2009 to 2011	102,822	$943,906
James H. Brown(2)			2008 to 2010	37,500	$344,250
			2009 to 2011	102,822	$943,906
Scott E. Lerner			2008 to 2010	38,250	$351,135
			2009 to 2011	106,854	$980,920

(1)
These columns show the number of shares of Class A common stock each named executive officer would receive under each grant of performance shares LTIAs, assuming that the financial targets associated with each award are achieved at the maximum level (i.e., 300% of target), and the dollar value of those shares based on the closing market price of the company's Class A common stock of $9.18 per share on December 31, 2009 (the last business day of fiscal 2009). Does not include shares of Class A common stock for 2008 to 2009 performance share LTIAs, which had vested at the end of fiscal 2009 subject to confirmation by the compensation committee that the performance goals had been satisfied. Following such confirmation, shares of Class A common stock for the 2008 to 2009 performance share LTIAs were paid in March 2010, and are reflected below in the "Option Exercises and Stock Vested in Fiscal 2009" table.

(2)
Mr. Brown is scheduled to retire in July 2010. In accordance with the performance share LTIAs, after each performance period ends, Mr. Brown will be entitled to a pro rata portion of the number of performance shares, if any, Mr. Brown would have received had he remained employed until the end of the applicable performance period. For each performance period, the pro rata portion will be based on the number of full months in the performance period during which Mr. Brown was employed as compared to the total number of months in the performance period.

Option Exercises and Stock Vested in Fiscal 2009

        The following table provides information on the value of stock awards that vested during fiscal 2009 for each of our named executive officers. None of our named executive officers held any stock options during fiscal 2009. Therefore, no stock options were exercised by our named executive officers during fiscal 2009.

	2008 to 2009 Performance Share LTIAs(1)
Name	Number of Shares Acquired on Vesting (#)	Shares Withheld to Cover Taxes (#)	Net Number of Shares Received (#)	Value Realized on Vesting(2) (#)
David L. Wenner	132,886	51,419	81,467	$1,306,270
Robert C. Cantwell	71,189	25,877	45,312	$699,788
Vanessa E. Maskal	35,047	12,739	22,308	$344,513
James H. Brown(2)	36,507	13,270	23,237	$358,864
Scott E. Lerner	37,237	15,025	22,212	$366,040

(1)
The performance shares in this table have been determined according to the 2008 to 2009 performance share LTIAs, which had vested at the end of fiscal 2009 subject to confirmation by the compensation committee that the performance goals had been satisfied. Following such confirmation, the awards were paid in March 2010.

(2)
Calculated based upon the gross number of shares acquired upon vesting and the closing price of our Class A common stock on March 10, 2010, which was $9.83 per share.

Management Employment Agreements

        We have entered into employment agreements with each of our named executive officers. Each executive's base salary as set forth above in the summary compensation table is subject to annual increases at the discretion of the compensation committee. Each executive is eligible to earn additional incentive compensation under our annual bonus plan and any other incentive compensation programs we provide. Each executive is also entitled to (1) receive individual disability and life insurance coverage, (2) receive other executive benefits, including an automobile allowance and cellular phone allowance, (3) participate in all employee benefits plans maintained by us for our employees and (4) receive other customary employee benefits.

        Each agreement is subject to automatic one-year extensions, unless earlier terminated. Each agreement may be terminated by the executive at any time for any reason, provided that he gives us 60 days advance written notice of his resignation, subject to special notice rules in certain instances, including a change in control or in the event that we substantially alter his or her duties so that he or she can no longer perform his or her duties in accordance with his or her agreement with us. Each agreement may also be terminated by us for any reason, including for "cause" (as defined in the employment agreements). We must give 60 days advance written notice if the termination is without cause. During the executive's employment and for one year after his or her voluntary resignation or termination for cause, each executive has agreed that he or she will not be employed or otherwise engaged by any food manufacturer operating in the United States that directly competes with our business.

Severance Benefits

        Executive Severance Benefits.    To ensure that we are offering a competitive executive compensation program, we believe it is important to provide reasonable severance benefits to our executive officers. In the case of termination by us without cause, termination by us due to the executive's disability, or a resignation by the executive described above that is considered to be a termination by us without cause, each executive officer's employment agreement provides that he or she will receive the following severance benefits, in addition to accrued and unpaid compensation and benefits, for a severance period of two years in the case of Mr. Wenner and for a severance period of one year in the case of each of the other named executive officers: (1) salary continuation payments for each year of the applicable severance period in an amount per year equal to 150% of his then current annual salary in the case of Mr. Wenner, and 135% of his or her then current annual base salary in the case of each of the other named executive officers, (2) continuation during the applicable severance period of medical, dental, life insurance and disability insurance for the named executive, his or her spouse and his or her dependents, or if the continuation of all or any of the such benefits is not available because of his or her status as a terminated employee, a payment equal to the market value of such excluded benefits, (3) if legally allowed, two additional years of service credit under our qualified defined benefit pension plan in the case of Mr. Wenner, and one additional year of service credit in the case of each of the other named executive officers and (4) outplacement services.

        If a named executive officer's employment with B&G Foods ends during a performance share LTIA performance period due to termination by B&G Foods without cause, there is no accelerated vesting of the LTIAs and therefore the compensation a named executive officer received in respect of such LTIAs is not included in the table below. Instead, after the performance period is completed, the named executive officer will be entitled to a pro rata portion of the number of performance shares, if any, he or she would have received in accordance had the named executive officer remained employed until the end of the performance period. The pro rata portion will be based on the number of full months in the performance period during which the named executive officer was employed as compared to the total number of months in the performance period.

        The estimated severance and other benefits for each named executive officer in the event a termination by us without cause are set forth below. The amounts assume that the termination without cause was effective as of January 2, 2010 and thus are based upon amounts earned through such date and are only estimates of the amounts that would actually be paid to such named executive officers upon their termination.

Name	Continuation of Salary	Continuation of Health Care and Other Insurance Benefits	Estimated Present Value of Additional Pension Credits	Total
David L. Wenner	$1,479,000	$48,699	$48,339	$1,576,038
Robert C. Cantwell	$475,200	$24,349	$15,291	$514,840
Vanessa E. Maskal	$360,450	$24,115	$14,363	$398,928
James H. Brown	$351,000	$23,768	$23,993	$398,761
Scott E. Lerner	$371,250	$24,144	$5,995	$401,389

        Change in Control Severance Benefits.    From time to time, we may explore potential transactions that could result in a change in control of our company. We believe that when a transaction is perceived as imminent, or is taking place, we should be able to receive and rely on the disinterested service of our executive officers, without them being distracted or concerned by the personal uncertainties and risks associated with such a situation. We further believe that our stockholders are best served if their interests are aligned with the interests of our executives, and providing change in control benefits should eliminate, or at least reduce, the reluctance of senior management to pursue potential transactions that may enhance the value of our stockholders' investments.

        In accordance with the respective employment agreements of Mr. Cantwell, Ms. Maskal, Mr. Brown and Mr. Lerner, the severance period set forth above will be increased to two years after his or her termination of employment if his or her termination is following a change in control. In addition, if the executive terminates his or her employment following a change in control and becomes subject to the "golden parachute" excise tax imposed under Section 4999 of the Internal Revenue Code of 1986, his or her payments will be increased so that he or she will be in the same after-tax economic position that he would be in if the excise tax did not apply.

        The estimated severance and other benefits for each named executive officer in the event a change in control and termination of employment, and the potential tax obligations of the company for these benefits are set forth below. The amounts assume that the change of control and termination was effective as of January 2, 2010 and thus are based upon amounts earned through such date and are only estimates of the amounts that would actually be paid to such named executive officers upon their termination and the potential tax obligations of the company.

Name	Continuation of Salary	Continuation of Health Care and Other Insurance Benefits	Estimated Present Value of Additional Pension Credits	Accelerated Vesting of LTIAs(1)	Gross Up for Excise Taxes(2)	Total
David L. Wenner	$1,479,000	$48,699	$48,339	$663,648	—	$2,239,686
Robert C. Cantwell	$950,400	$48,698	$30,582	$355,613	—	$1,385,293
Vanessa E. Maskal	$720,900	$48,230	$28,726	$177,270	$344,571	$1,319,697
James H. Brown	$720,000	$47,536	$47,986	$180,330	—	$977,852
Scott E. Lerner	$742,500	$48,288	$11,990	$185,931	$315,282	$1,303,991

(1)
Based upon the closing price of $9.18 per share of our company's Class A common stock on December 31, 2009, the last business day of fiscal 2009.

(2)
The calculation of the estimated gross-up payment assumes a 38% combined individual federal and state tax rate and a 20% excise tax.

        Release.    The obligation of B&G Foods to provide the salary continuation and other severance benefits described above is contingent upon and subject to the execution and delivery by the executive officer of a general release. The general release is required to provide that for and in consideration of the salary continuation and other severance benefits, the executive officer release any and all claims and rights ensuing from his employment with and termination from our company, which he or she may have against the company or any of our subsidiaries or other affiliates, and their respective trustees, officers, managers, employees and agents, arising from or related to his employment or termination.

401(k) Plan

        We maintain a tax-qualified defined contribution plan with a cash or deferred arrangement intended to qualify under Section 401(k) of the Internal Revenue Code of 1986. Our employees become eligible to participate in the plan upon completing one year of employment of at least 1,000 hours with us. Each participant in the plan may elect to defer, in the form of contributions to the plan, up to 75% of compensation that would otherwise be paid to the participant in the applicable year, which percentage may be increased or decreased by the administrative committee of the plan, but is otherwise not to exceed the statutorily prescribed annual limit ($16,500 in 2009 if the participant is under age 50, and $22,000 in 2009 if age is 50 or over). We make a 50% matching contribution with respect to each participant's elective contributions up to six percent of such participant's compensation (provided that for fiscal 2009, matching contributions were based only on the first $245,000 of such participant's compensation). Matching contributions become fully vested after five years of employment with the company.

Pension Plan

        We maintain a pension plan for certain eligible employees meeting minimum eligibility requirements in which each of our named executive officers participates. The pension plan is designed and administered to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended. The pension plan provides unreduced retirement benefits at age 62 based on the average of the five highest consecutive years of earnings in the last ten years. Benefits under the plan are calculated generally under a formula of 0.75% of final average earnings, plus an additional 0.4% of final average earnings in excess of a 35-year average Social Security taxable wage base, in each case, multiplied by service limited to 35 years. The compensation covered by the pension plan is W-2 earnings and any amounts contributed to any tax qualified profit sharing plan or cafeteria plan. As required by Section 401(a)(17) of the Internal Revenue Code of 1986, for 2009, benefits under the pension plan were based only on the first $245,000 of an employee's annual earnings. In certain cases, additional years of credited service may be granted as described above under "Management Employment Agreements—Severance Benefits." In most cases, employees are not entitled to a lump sum payment of the pension benefits. Upon retirement, the total amount of accumulated benefits is calculated as a monthly installment and is paid out over the remaining life of the employee (or if elected, over the lives of the employee and his or her beneficiary at a reduced monthly benefit).

Pension Benefits Table

Name	Number of Years of Credited Service	Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year
David L. Wenner	20	$489,437	—
Robert C. Cantwell	26	$357,334	—
Vanessa E. Maskal	8	$114,908	—
James H. Brown	22	$527,831	—
Scott E. Lerner	4	$26,476	—

(1)
The present value of the accumulated benefit for each named executive officer reflects pension benefits payable at the earliest age the named executive officer may retire without significant benefit reductions, or current age, if later. The same assumptions used in Note 11 to B&G Foods' audited financial statements in the 2009 Annual Report are used in calculating the present value of accumulated pension benefits, including a discount rate of 6.00%. The present value of the accumulated benefit is also based upon post-retirement mortality rates in accordance with the PPA 2009 Generational Mortality Table and the single life annuity payment form. At the end of fiscal 2009, Mr. Brown was eligible to retire with an unreduced retirement benefit under our pension plan because he is over age 62.

PROPOSAL NO. 4—APPROVAL OF AMENDMENTS TO OUR
2008 OMNIBUS INCENTIVE COMPENSATION PLAN

Introduction

        In March 2008, upon the recommendation of our compensation committee, our board of directors unanimously adopted the B&G Foods, Inc. 2008 Omnibus Incentive Compensation Plan (2008 Omnibus Plan) subject to the approval of our stockholders. Our stockholders approved the 2008 Omnibus Plan at our annual meeting on May 6, 2008.

        In February 2010, upon the recommendation of our compensation committee, our board of directors unanimously adopted, subject to stockholder approval, amendments to the 2008 Omnibus Plan to:

  •
  increase the number of shares of common stock available for grant under the plan from 2,000,000 to 4,500,000; and

  •
  increase the number of shares of common stock that may be issued to any one participant in respect of performance-based awards in any fiscal year from 300,000 to 400,000.

        If approved by our stockholders at the annual meeting, the amendments to the 2008 Omnibus Plan will become effective on May 18, 2010. A summary of the principal features of the 2008 Omnibus Plan, as amended, is provided below, but is qualified in its entirety by reference to the full text of the 2008 Omnibus Plan, which is attached hereto as Annex B and includes the proposed amendments (proposed additions are indicated by bold double underlining and proposed deletions are indicated by overstriking).

Purpose

        The purpose of the 2008 Omnibus Plan is to benefit our stockholders by encouraging high levels of performance by individuals who contribute to the success of B&G Foods and to assist B&G Foods in attracting, motivating, retaining and rewarding talented and experienced employees, non-employee directors and consultants by offering them a greater stake in our company's success and a closer identity with it. This purpose is to be accomplished by providing employees, non-employee directors and consultants with an opportunity to obtain or increase a proprietary interest in B&G Foods and/or by providing employees, non-employee directors and consultants with additional incentives to join or remain with our company.

        As of March 26, 2010, only 293,503 shares of Class A common stock have been issued under the 2008 Omnibus Plan (net of shares withheld for withholding taxes) in respect of performance share LTIAs and non-employee director grants, leaving 1,706,497 shares available for future issuance under the plan. If all of the unvested performance share LTIAs that have been granted in respect of the 2008 to 2010, 2009 to 2011 and 2010 to 2012 performance periods were to be earned at the maximum level, we would need to issue an additional 2,102,999 shares of Class A common stock. However, we expect that even if all of such awards were earned by the participants at the maximum level, most if not all of the participants would choose to have shares withheld to cover tax withholding requirements. As a result, we believe that we currently have sufficient shares available to issue shares of Class A common stock under the 2008 Omnibus Plan at least through the issuance of awards earned, if any, with respect to the 2010 to 2012 performance period. We are seeking shareholder approval of the amendment to increase the shares available for issuance under the 2008 Omnibus Plan from 2,000,000 to 4,500,000 to enable us to continue to provide equity incentives to our employees for subsequent performance periods and also to provide us with greater flexibility to grant awards to our employees, non-employee directors and consultants in the future should the need arise in connection with new hires, special projects or otherwise. Likewise, we are proposing to increase the number of shares of common stock that may be issued to any one participant in respect of performance-based awards in any fiscal year from 300,000 to 400,000 to provide our compensation committee with greater flexibility should the need arise. The board believes the increases represent a reasonable amount of dilution.

Description of the 2008 Omnibus Plan

        General.    The 2008 Omnibus Plan authorizes the grant of restricted stock, options, stock appreciation rights (SARs), deferred stock, stock units, performance share awards or cash-based awards. Options granted under the 2008 Omnibus Plan may be either "incentive stock options" as defined in section 422 of the Internal Revenue Code, or nonqualified stock options, as determined by the compensation committee.

        Shares of Stock Subject to the 2008 Omnibus Plan and Maximum Awards.    Subject to adjustment as provided below, the total number of shares of Class A common stock available for awards under the 2008 Omnibus Plan as originally adopted is 2,000,000 shares, which equaled 5.4% of the shares of Class A common stock outstanding as of effective date of the 2008 Omnibus Plan in May 2008. We are proposing to increase the number of shares of Class A common stock available for awards under the plan to 4,500,000, which equates to 9.4% of the shares of Class A common stock outstanding as of March 26, 2010. In accordance with the plan, Shares are counted against the authorization only to the extent they are actually issued in connection with an award. Thus, awards for shares which terminate by expiration, forfeiture, cancellation, or otherwise, are settled in cash in lieu of shares, or are exchanged for awards not involving shares, will result in those shares being again available for grant. Also, if the exercise price or tax withholding requirements of any award are satisfied by tendering shares to our company, or if a SAR is exercised, only the number of shares issued, net of the shares tendered, will be deemed issued under the 2008 Omnibus Plan. The maximum number of shares will be reduced to reflect dividends or dividend equivalents that are reinvested into additional shares or credited as additional restricted stock, restricted stock units, performance shares, or other stock-based awards.

        The 2008 Omnibus Plan also imposes annual per-participant award limits. The maximum award that may be paid or granted, to any one participant under the 2008 Omnibus Plan in any fiscal year is: (A) for options and SARs, 900,000 shares of Class A common stock; (B) for "performance-based awards" payable in shares of Class A common stock, 300,000 shares; and (C) for "performance-based awards" payable in cash, $2,000,000. As part of this proposal, we are seeking stockholder approval to amend the annual per-participant award limit for performance-based awards payable in shares of Class A common stock to 400,000 shares.

        In the event that the compensation committee determines that any stock dividend, recapitalization, forward stock split or reverse stock split, reorganization, division, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects the Class A common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the 2008 Omnibus Plan, then the compensation committee shall, in an equitable manner, adjust any or all of:

  •
  the number and kind of shares of Class A common stock which may thereafter be issued in connection with awards;

  •
  the number and kind of shares of Class A common stock issuable in respect of outstanding awards;

  •
  the aggregate number and kind of shares of Class A common stock available under the 2008 Omnibus Plan; and

  •
  the exercise or grant price relating to any award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding award.

        Eligibility.    The 2008 Omnibus Plan provides that awards may be granted to any of our employees, non-employee directors or consultants.

        Administration.    Our compensation committee, which will consist solely of two or more non-employee, outside directors will administer the 2008 Omnibus Plan. With respect to awards to individuals who are not subject to the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Internal Revenue Code, the 2008 Omnibus Plan may be administered by a secondary committee consisting of one or more members of the board.

        The compensation committee has full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the 2008 Omnibus Plan including, without limitation, its construction of the terms of the 2008 Omnibus Plan and its determination of eligibility for participation and awards under the 2008 Omnibus Plan. Without limiting the generality of the immediately preceding sentence and subject to the provisions of the 2008 Omnibus Plan, the compensation committee has full and final authority in its discretion to:

  •
  select the employees, non-employee directors and consultants who will receive awards pursuant to the 2008 Omnibus Plan;

  •
  determine the type or types of awards to be granted to each participant;

  •
  determine the number of shares of Class A common stock, if any, to which an award will relate, the terms and conditions of any award granted under the 2008 Omnibus Plan (including, but not limited to, restrictions as to vesting, transferability or forfeiture, exercisability or settlement of an award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an award, based in each case on such considerations as the compensation committee shall determine) and all other matters to be determined in connection with an award;

  •
  determine whether, to what extent, and under what circumstances an award may be canceled, forfeited, or surrendered;

  •
  determine whether, and to certify that, performance goals to which the settlement of an award is subject are satisfied;

  •
  correct any defect or supply any omission or reconcile any inconsistency in the 2008 Omnibus Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the 2008 Omnibus Plan;

  •
  construe and interpret the 2008 Omnibus Plan and to make all other determinations as it may deem necessary or advisable for the administration of the 2008 Omnibus Plan; and

  •
  establish any "blackout" period that the compensation committee in its sole discretion deems necessary or advisable.

        The compensation committee may impose on any award or the exercise thereof, at the date of grant or thereafter, such terms and conditions, not inconsistent with the provisions of the 2008 Omnibus Plan, as the compensation committee shall determine, including terms requiring forfeiture of awards in the event of the participant's separation from service with B&G Foods or any subsidiary; provided, however, that the compensation committee retains full power to accelerate or waive any such term or condition as it may have previously imposed (except that the compensation committee may not accelerate the delivery of deferred stock, stock units, performance share awards or cash-based awards if to do so would subject the participant to an additional tax pursuant to section 409A of the Internal Revenue Code).

        Award Agreements.    Each award granted under the 2008 Omnibus Plan will be evidenced by a written award agreement between the participant and our company, which will describe the award and state the terms and conditions to which the award is subject. The principal terms and conditions of each particular type of award are described below.

        Performance Goals.    The compensation committee may condition the vesting, exercisability or payment of awards on the achievement of performance objectives, and will have discretion to determine the specific targets with respect to such performance objectives.

        In addition, the compensation committee may grant "performance-based awards" intended to qualify as "performance-based compensation" to "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code. In such event, the compensation committee will designate in writing which covered employees will receive such performance-based awards and the performance goals applicable thereto within the earlier of (1) 90 days or (2) the lapse of 25% of the performance period to which such performance goals relate. Unless otherwise determined by the compensation committee, the participant must be employed by us on the last day of the performance period to receive payment of such performance-based award. Except as may be otherwise provided in a participant's employment agreement, a participant will only receive payment of performance-based awards after the completion of the performance period to the extent performance goals are certified in writing by the compensation committee as having been achieved during the performance period.

        Under the 2008 Omnibus Plan, a performance goal means a goal specified by the compensation committee with respect to our company, any of our subsidiaries or affiliates (or any business unit or brand of our company, any of our subsidiaries or affiliates) that must be met by the end of the performance period based upon: (1) the price of our Class A common stock, (2) market share, (3) revenue, (4) earnings per share, (5) return on equity, (6) costs, (7) cash flow, (8) excess or free cash flow, (9) return on total assets, (10) return on invested capital, (11) return on net assets, (12) operating income, (13) net income, (14) consolidated earnings before or after taxes (including, without limitation, EBITDA and adjusted EBITDA); (15) book value per share of Class A common stock, (16) expense management, (17) improvements in capital structure, (18) profitability, (19) maintenance or improvement of profit margins, or (20) any other financial or other measurement deemed appropriate by the compensation committee, as it relates to the results of operations or other measurable progress of our company or any of our subsidiaries or affiliates (or any brand or business unit thereof).

        The compensation committee may not increase the amount payable under any performance-based awards to covered employees that are designed to qualify as performance-based compensation. However, the compensation committee may exercise negative discretion to reduce or eliminate the amount payable under any such award.

        Deferred Stock.    An award of deferred stock is an agreement by us to deliver to the recipient a specified number of shares of Class A common stock at the end of a specified deferral period, subject to the fulfillment of conditions specified in the award agreement.

        Restricted Stock.    An award of restricted stock is a grant to the recipient of a specified number of shares of Class A common stock which are subject to forfeiture upon the happening of specified events during the restriction period. Each grant of restricted stock will specify the length of the restriction period and any applicable performance goals, and will include restrictions on transfer to third parties during the restriction period. The compensation committee may provide, in an applicable restricted stock award agreement, for a tax reimbursement cash payment to be made to the participant in connection with the tax consequences resulting from an award of restricted stock.

        Options.    An option is the right to purchase shares of Class A common stock for a specified period of time at a fixed price (the "exercise price"). Each option agreement will specify the exercise price, the type of option (whether an incentive stock option or a non-qualified stock option), the term of the option, the date when the option will become exercisable and any applicable performance goals. The compensation committee will determine the exercise price of an option at the time the option is granted. The exercise price under an option will not be less than 100% of the fair market value of a share of Class A common stock on the date the option is granted, unless the option was granted through the assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by us. Notwithstanding the foregoing, the exercise price under an incentive stock option granted to a ten percent stockholder will not be less than 110% of the fair market value of a share of Class A common stock on the date the option is granted. The term of an option granted under the 2008 Omnibus Plan will be no longer than ten years from the date of grant or five years in the case of an incentive stock option granted to a ten percent stockholder. No option may be exercised more than ten years from the grant date.

        Stock Appreciation Rights (SARs).    A stock appreciation right, or SAR, entitles the recipient to receive, upon exercise of the SAR, the excess of the fair market value of one share of Class A common stock on the date of exercise over the base price of the SAR as determined by the compensation committee, except that the base price of the SAR may never be less than the fair market value of a share of Class A common stock on the date of grant. SARs may be payable in cash, shares of Class A common stock, or any combination thereof as specified by the compensation committee. Any grant may specify a waiting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR will be exercisable. No SAR may be exercised more than ten years from the grant date.

        Stock Units.    A stock unit is a book-entry unit with a value equal to one share of Class A common stock. Payment of stock units may be made either by delivery of shares to the participant or payment in cash equal to the fair market value of the shares of Class A common stock to which the award relates multiplied by the number of stock units granted. The compensation committee may condition the vesting of stock units upon performance goals or continued service of the participant.

        Performance Share Awards.    A performance share award is an award entitling the recipient to receive shares of Class A common stock upon the attainment of performance goals during a performance period as specified in the award agreement. The compensation committee in its sole discretion will determine whether and to whom performance share awards will be made, the performance goals applicable under each such award, the performance periods, the price, if any, to be paid by the participant for such performance shares upon the achievement of the performance goals, and all other limitations and conditions applicable to the performance share awards.

        Cash-Based Awards.    The compensation committee, in its sole discretion, may grant cash-based awards, which will be subject to the terms and conditions as the compensation committee will determine, including any performance goals and vesting conditions. Such cash-based awards will specify a payment amount, payment formula or payment range as determined by the compensation committee. Although it is currently contemplated that annual bonuses will continue to be provided outside of the 2008 Omnibus Plan, our compensation committee may in the future decide to grant annual bonuses as cash-based awards under the 2008 Omnibus Plan.

        Dividend Equivalents.    If an award is granted in the form of restricted stock, deferred stock, stock units or performance share awards, the compensation committee may choose, at the time of the grant of the award or any time thereafter up to the time of the award's payment, to include as part of such award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions and/or limitations, if any, as the compensation committee may establish.

        Separation of Service.    Except as otherwise provided by the compensation committee in an award agreement, all restricted stock, deferred stock, stock units, performance share awards and cash based awards with respect to which the restriction period or deferral period has not expired or that remain unvested, as applicable, will be immediately forfeited upon a participant's separation from service.

        Except as otherwise provided by the compensation committee in an award agreement, if the participant has a separation from service due to retirement, disability or death, the unexercised and vested portion of any option or SAR will remain exercisable by the participant or his or her successors, as the case may be, until the earlier of the end of the 180-day period immediately following the participant's separation from service or the last day of the term of the option or SAR. Such portion of the option or SAR shall terminate to the extent not exercised within such 180-day period. Any unvested portion of the option or SAR will immediately terminate and be forfeited upon such separation from service.

        If the participant has a separation from service due to a termination by our company for cause (as defined in the 2008 Omnibus Plan), the option or SAR will immediately expire on the date of such separation from service.

        If the participant has a separation from service as a result of any reason other than retirement, disability, death or for cause, any unexercised and vested portion of the option or SAR will remain exercisable until the earlier of the end of the 90-day period immediately following such separation from service or the last day of the term of the option or SAR. Such portion of the option or SAR will terminate to the extent not exercised within such 90-day period. Any unvested portion of the option or SAR will terminate and will be forfeited upon such separation from service.

        Treatment of Awards upon a Change of Control.    Except to the extent the compensation committee specifically establishes otherwise in an award agreement, immediately upon the occurrence of a change in control:

  •
  any options and SARs outstanding which are not then exercisable and vested shall become fully exercisable and vested;

  •
  the restriction period applicable to any restricted stock shall lapse;

  •
  the deferral period applicable to any deferred stock shall lapse;

  •
  all stock units, performance share awards and cash-based awards shall vest in full and any conditions applicable thereto shall be deemed satisfied;

  •
  all performance goals applicable to any award shall be deemed to have been met at 100% of target; and

  •
  the compensation committee may also make additional adjustments and/or settlements of outstanding awards as it deems appropriate and consistent with the 2008 Omnibus Plan's purposes.

        Amendment of Awards or Plan and Adjustment of Awards.    Our board of directors may amend, alter, suspend, discontinue, or terminate the 2008 Omnibus Plan or any award granted under the plan without the consent of our stockholders or the participants. Stockholder approval will be required, however, for any amendment, alteration, suspension, discontinuation, or termination if (A) such action would increase the number of shares subject to the Plan, (B) such action results in the "repricing" of any option or SAR, or (c) such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted. In general, without the consent of an affected participant, no amendment, alteration, suspension, discontinuation, or termination of the 2008 Omnibus Plan or any award granted under the plan may materially and adversely affect the rights of any participant under any award previously granted or any related award agreement.

        Section 409A of the Internal Revenue Code.    It is intended that awards granted under the 2008 Omnibus Plan either be exempt from or comply with the requirements of Section 409A of the Internal Revenue Code. The compensation committee may amend any outstanding award without the participant's consent if such amendment is required to either comply with Section 409A or prevent the participant from being subject to any tax or penalty under Section 409A.

New Plan Benefits under the 2008 Omnibus Plan, as Amended

        The committee has not granted any awards under the 2008 Omnibus Plan that are contingent on shareholder approval of the amendments to the 2008 Omnibus Plan described in this Proposal No. 4, except to the extent noted in the table below. Because future awards under the 2008 Omnibus Plan, as amended will be granted at the discretion of the compensation committee, the amount of such future awards cannot be determined at this time.

Name and Position	Dollar Value		Number of Shares of Performance Shares
David L. Wenner	$809,613	(1)	81,450	(2)
President and Chief Executive Officer
Robert C. Cantwell	—		—
Executive Vice President of Finance and Chief Financial Officer
Vanessa E. Maskal	—		—
Executive Vice President of Sales and Marketing
James H. Brown	—		—
Executive Vice President of Manufacturing
Scott E. Lerner	—		—
Executive Vice President, General Counsel and Secretary
All Executive Officers	$809,613		81,450
All Non-Executive Directors	—		—
All Non-Executive Employees	—		—

(1)
Dollar value is based upon the closing price of our Class A common stock on March 15, 2010, which was $9.94 per share.

(2)
As set forth above under "Grants of Plan Based Awards in Fiscal 2009," in February 2009, the compensation committee awarded Mr. Wenner 2009 to 2011 performance share LTIAs providing him with the possibility of earning shares of Class A common stock ranging from 63,575 at threshold to 127,150 at target to 381,450 at maximum if certain threshold, target and maximum performance goals are attained. For a discussion of the performance measures relating to these awards, see the "Performance-Based Awards" section of the Compensation Discussion and Analysis above. The 2008 Omnibus Plan as currently in effect limits the number of shares of common stock that may be issued to any one participant in respect of performance-based awards in any fiscal year to 300,000. The 81,450 performance shares included in this table represent that portion of the possible award that may exceed the 300,000 per participant per fiscal year limit. There is no guarantee that all or any part of the 2009 to 2011 performance based awards will actually be earned by Mr. Wenner upon completion of the performance cycle. However, approval of Proposal No. 4 by our stockholders will ensure that no portion of Mr. Wenner's award will need to be rescinded in the event we achieve performance goals entitling Mr. Wenner to greater than 300,000 shares of Class A common stock in respect of the 2009 to 2011 performance share LTIAs.

 Federal Tax Effects

        The federal income tax consequences arising with respect to awards granted under the 2008 Omnibus Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the 2008 Omnibus Plan. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to participants in the 2008 Omnibus Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible "golden parachute" excise taxes, employment/payroll taxes or the alternative minimum tax) or taxes imposed under state, local or foreign tax laws.

        From the recipients' standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash or delivery of actual shares of common stock. Future appreciation on shares of common stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares of common stock are sold. Our company, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and our company will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances:

  •
  if shares of common stock, when delivered as an award of restricted stock or in settlement of another type of award, are subject to a substantial risk of forfeiture by reason of the requirement of continued employment, or by reason of the failure to satisfy any employment, service or performance-related condition, ordinary income taxation and our company's tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture);

  •
  if an employee is granted an option that qualifies as an incentive stock option no ordinary income will be recognized, and our company will not be entitled to any tax deduction, if (a) shares of common stock acquired upon exercise of such option are held longer than (i) one year from the date of exercise and (ii) two years from the date of grant, whichever is greater, and (b) the employee had remained employed by us for the period starting on the grant date for the option and ending three months prior to the date of exercise;

  •
  our company will not be entitled to a tax deduction for compensation attributable to awards granted to one of our named executive officers, if and to the extent such compensation does not qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code (that is, compensation meeting certain requirements, including shareholder approval and being payable only upon meeting objective performance goals established and certified as met by a compensation committee of our board of directors consisting only of outside directors), and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and

  •
  an award may be taxable to the recipient at ordinary income tax rates at the time it becomes vested, plus a 20% penalty and interest, even if that is prior to the delivery of the cash or common stock in settlement of the award, if the award constitutes "deferred compensation" under Section 409A of the Internal Revenue Code, and the requirements of Section 409A are not satisfied.

Withholding

        We are entitled to deduct from the payment of any award (whether made in stock or in cash) all applicable income and employment taxes required by federal, state, local or foreign law to be withheld or may require the participant to pay such withholding taxes to our company as a condition of receiving payment of the award. The compensation committee may allow a participant to satisfy his or her withholding obligations by directing our company to retain the number of shares necessary to satisfy the withholding obligation, or by delivering shares held by the participant to our company in an amount necessary to satisfy the withholding obligation.

Required Vote

        Approval of the 2008 Omnibus Plan requires the affirmative vote of a majority of shares of Class A common stock present and entitled to vote at the annual meeting and voting thereon. For purposes of qualifying the additional shares authorized under the proposed 2008 Omnibus Plan for listing on the NYSE, the total votes cast on the proposal must represent over 50% of the shares of Class A common stock entitled to vote on the proposal. Broker non-votes are not considered to be votes cast for this purpose.

Recommendation of the Board of Directors

        The board of directors recommends that the stockholders vote "FOR" the approval of the proposed amendments to the 2008 Omnibus Plan as set forth in Proposal No. 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of March 15, 2010 with respect to the beneficial ownership of our Class A common stock, and shows the number of and percentage owned by:

  •
  each director of our company;

  •
  each executive officer named in the summary compensation table; and

  •
  all of our directors and executive officers as a group.

Unless otherwise specified, all shares are directly held. As of the date of this proxy statement, there are no persons or entities known to our company to be the beneficial owner of more than five percent of our Class A common stock.

        Beneficial ownership of shares is determined under the rules of the Securities and Exchange Commission and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all shares of stock held by such person. As of March 15, 2010, 47,618,660 shares of Class A common stock were outstanding and no shares of Class B common stock were outstanding.

	Class A Common Stock
Name of Beneficial Owner	Shares	Percentage
David L. Wenner(1)	290,536	*
Robert C. Cantwell(2)	186,181	*
James H. Brown	160,606	*
Vanessa E. Maskal	25,308	*
Scott E. Lerner	22,546	*
James R. Chambers	8,427	*
Dennis M. Mullen	8,427	*
Cynthia T. Jamison	8,427	*
Alfred Poe	8,427	*
Stephen C. Sherrill	163,427	*
All current directors and executive officers as a group (12 persons)	891,653	1.9%

*
Less than 1%

(1)
Includes 12,600 shares owned by Mr. Wenner's wife.

(2)
Includes 2,000 shares owned by Mr. Cantwell's wife.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended requires our directors and executive officers and any persons who own more than ten percent of our Class A common stock to file with the Securities and Exchange Commission various reports as to ownership of and changes of ownership in any class of equity securities of our company. Such persons are required by Securities and Exchange Commission regulation to furnish us with copies of all Section 16 reports they file. As a practical matter, B&G Foods assists its directors and officers by monitoring transactions and completing and filing Section 16 reports on their behalf. To our knowledge, the Section 16(a) filing requirements were met on a timely basis during fiscal 2009, except that due to an administrative error by B&G Foods Form 4s for Mr. Chambers, Mr. Mullen, Ms. Jamison, Mr. Poe and Mr. Sherrill relating to annual equity grants to our non-management directors were filed six business days late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Party Transactions

        Our board of directors recognizes that transactions involving our company and related parties present heightened risk of potential or actual conflicts of interest which may interfere—or even appear to interfere—with the interests of our company. Therefore, it is the policy of our company (as set forth in our corporate governance guidelines) that an independent committee designated by the board shall review, approve or ratify any transaction with related parties required to be reported by our company under the applicable rules and regulations governing related party transactions promulgated by the Securities and Exchange Commission.

Fiscal 2009 Related Party Transactions

        In fiscal 2009, there were no related party transactions with any director or executive officer of B&G Foods or any other related person, as defined in Rule 404 under Regulation S-K promulgated under the Securities Act of 1933, as amended, and none is proposed.

REPORT OF THE AUDIT COMMITTEE

        Under the guidance of a written charter adopted by our board of directors, the audit committee oversees our management's conduct of the financial reporting process on behalf of the board of directors. A copy of the charter is available at the investor relations section of our company's website, http://ir.bgfoods.com. The audit committee also appoints the independent registered public accounting firm to be retained to audit our company's consolidated financial statements and internal control over financial reporting, and once retained, the independent registered public accounting firm reports directly to the audit committee. The audit committee is responsible for pre-approving both audit and non-audit services to be provided by the independent registered public accounting firm. The audit committee's charter reflects the above-mentioned responsibilities, and the audit committee and the board of directors periodically review and revise the charter.

        Management is responsible for our company's financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our company's independent registered public accounting firm is responsible for auditing those consolidated financial statements and expressing an opinion on the conformity of the consolidated financial statements with accounting principles generally accepted in the United States of America. In addition, our company's independent registered public accounting firm will express its own opinion on the effectiveness of the company's internal control over financial reporting. The audit committee's responsibility is to monitor and review these processes. It is not the audit committee's duty or responsibility to conduct auditing or accounting reviews.

        The audit committee meets at least four times annually, or more frequently as circumstances dictate. During fiscal 2009, the audit committee met six times. The audit committee also met with management periodically to consider the adequacy of our company's internal controls, and discussed these matters and the overall scope and plans for the audit of our company with our independent registered public accounting firm, KPMG LLP. The audit committee met with the independent registered public accounting firm, with and without management present, to discuss the results of its examination, its evaluation of the effectiveness of our internal control over financial reporting, and the overall quality of our financial reporting. The audit committee also discussed with senior management our company's disclosure controls and procedures and the certifications by our chief executive officer and chief financial officer, which are required by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002 for certain of our company's filings with the Securities and Exchange

Commission. The audit committee also met separately from time to time with our chief financial officer and with our general counsel, and at least quarterly, the audit committee met in executive session.

        In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements in the annual report for the year ended January 2, 2010, management's assessment of the effectiveness of our company's internal control over financial reporting and the independent registered public accounting firm's evaluation of the effectiveness of our company's internal control over financial reporting as of January 2, 2010. The audit committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of the consolidated financial statements with accounting principles generally accepted in the United States of America, its judgments as to the quality, not just the acceptability, of our company's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements and such other matters as are required to be discussed with the audit committee under auditing standards of the Public Company Accounting Oversight Board (PCAOB). In addition, the audit committee has discussed with the independent registered public accounting firm its independence from our company and our management, including the matters in the written disclosures and letter which were received by the audit committee from the independent registered public accounting firm as required by the applicable requirements of the PCAOB, and considered the compatibility of non-audit services with KPMG LLP's independence.

        In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 2, 2010 for filing with the SEC.

Audit Committee Cynthia T. Jamison, Chairperson Dennis M. Mullen Alfred Poe

PROPOSAL NO. 5—APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Introduction

        The audit committee has appointed KPMG LLP as the independent registered public accounting firm to audit our consolidated financial statements and the effectiveness of our internal control over financial reporting for the fiscal year ending January 1, 2011.

        We are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, our board of directors is submitting the selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the audit committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the audit committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the company and our stockholders.

        One or more representatives of KPMG LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

Independent Registered Public Accounting Firm Fees

        In addition to performing the audit of our consolidated financial statements and our internal control over financial reporting, KPMG LLP has provided various other services during fiscal 2009 and 2008. The aggregate fees billed or expected to be billed for fiscal 2009 and 2008 for each of the following categories of services are as follows:

Type of Fees	Fiscal 2009	Fiscal 2008
Audit Fees	$909,057	$906,744
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$909,057	$906,744

        In accordance with the SEC's definitions and rules the terms in the above table have the following meanings:

        "Audit Fees" are the aggregate fees billed or expected to be billed for each of fiscal 2009 and 2008 for professional services rendered by KPMG LLP for the audit of our consolidated financial statements included in our annual reports on Form 10-K and review of the unaudited consolidated financial statements included in our quarterly reports on Form 10-Q; for the audit of our internal control over financial reporting with the objective of obtaining reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects; and for services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements for fiscal 2009 and 2008. Audit fees for fiscal 2009 also included fees billed for professional services rendered with respect to engagements, consents, comfort letters and assistance with the review of our filings with the SEC in connection with our shelf registration statement and subsequent public offering of Class A common stock pursuant to that registration statement.

        "Audit-Related Fees" are the aggregate fees billed in each of fiscal 2009 and 2008 for assurance and related services by KPMG LLP that are reasonably related to the performance of the audit or review of our consolidated financial statements. No audit-related services were provided by KPMG LLP during fiscal 2009 or 2008.

        "Tax Fees" are the aggregate fees billed in each of fiscal 2009 and 2008 for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning. No tax compliance, tax advice or tax planning services were provided by KPMG LLP during fiscal 2009 or 2008.

        "All Other Fees" are the aggregate fees billed in each of fiscal 2009 and 2008 for products and services provided by KPMG LLP not included in the first three categories. No such other products or services were provided by KPMG LLP during fiscal 2009 or 2008.

        The audit committee has reviewed summaries of the services provided by KPMG LLP and the related fees, and the audit committee has determined that the provision of the non-audit services described above is compatible in maintaining the independence of KPMG LLP.

        All of the services described above were pre-approved by our audit committee in accordance with its pre-approval policy. The audit committee pre-approval policy provides that all auditing services and all non-audit services to be provided by KPMG LLP be pre-approved by the audit committee, provided that the audit committee shall not approve any prohibited non-audit services set forth in Section 10A(g) of the Exchange Act.

Required Vote

        Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the holders of the shares of Class A common stock voting in person or by proxy at the annual meeting.

Recommendation of the Board of Directors

        The board of directors recommends that the stockholders vote "FOR" the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2011.

 OTHER MATTERS

        Our management is not aware of any other matters to be presented for action at the annual meeting; however, if any such matters are properly presented for action, it is the intention of the proxy appointees to vote in accordance with their best judgment on such matters.

ADDITIONAL INFORMATION

Stockholder Proposals for Inclusion in Our 2011 Annual Meeting Proxy Statement and Proxy Card

        Under the rules of the Securities and Exchange Commission, any stockholder proposal to be considered by us for inclusion in our 2011 proxy statement and form of proxy card for next year's annual meeting of stockholders, expected to be held in May 2011, must be received by our corporate secretary at our principal executive offices located at Four Gatehall Drive, Suite 110, Parsippany, NJ 07054, not later than December 1, 2010 (120 days prior to the first anniversary of this proxy statement). The Securities and Exchange Commission rules set forth standards as to what stockholder proposals are required to be included in a proxy statement.

        In addition, our bylaws establish an advance notice procedure with regard to stockholder proposals, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by our corporate secretary not less than 120 days nor more than 150 days prior to the first anniversary of this proxy statement and must contain specified information concerning the matters to be brought before the meeting and concerning the stockholder making the proposal. If no annual meeting was held in the previous year, notice must be received not less than 10 days following the earlier of the day on which notice of the meeting date was mailed and the public announcement of such meeting date. Therefore, to be presented at next year's annual meeting, stockholder proposals, whether or not submitted for consideration for inclusion in our proxy statement, must be received on or after November 1, 2010 but not later than December 1, 2010.

Householding

        Some brokers, banks and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports or notices of Internet availability of proxy materials, as applicable. This means that only one copy of such items may have been sent to multiple stockholders in your household. B&G Foods will promptly deliver a separate copy of these documents to you if you so request by writing or calling as follows: B&G Foods, Inc., Attention: Corporate Secretary, Four Gatehall Drive, Suite 110, Parsippany, NJ 07054; telephone, 973.401.6500. If you want to receive separate copies of the annual report and proxy statement or notice of Internet availability of proxy materials, as applicable, in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, bank or other nominee record holder, or you may contact us at the above address and phone number.

By Order of the Board of Directors,

Scott E. Lerner Secretary

Parsippany, New Jersey
Mach 31, 2010

Annex A

PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
B&G FOODS, INC.

        1.    Name.    The name of the Corporation is B&G Foods, Inc. (the "Corporation").

        2.    Registered Office and Agent.    The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, DE 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

        3.    Purpose; Powers; Duration.    The purposes for which the Corporation is formed are to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of the State of Delaware, as amended (the "GCL"), and to possess and exercise all of the powers and privileges granted by such law and any other law of the State of Delaware. The term of existence of the Corporation is perpetual.

        4.    Authorized Capital.

        [IF PROPOSAL NO. 2 ONLY IS APPROVED: The aggregate number of shares of stock which the Corporation shall have authority to issue is ~~126,000,000~~ 101,000,000 shares, consisting of 100,000,000 shares of ~~Class A~~ Common Stock, par value $0.01 per share (the "~~Class A~~ Common Stock"), ~~25,000,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common Stock" and collectively with the Class A Common Stock, the "Common Stock"),~~ and 1,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").]

        [IF PROPOSALS NO. 2 AND 3 ARE APPROVED: The aggregate number of shares of stock which the Corporation shall have authority to issue is 126,000,000 shares, consisting of ~~100,000,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock"), 25,000,000 shares of Class B~~125,000,000 shares of Common Stock, par value $0.01 per share (~~the "Class B Common Stock" and collectively with the Class A Common Stock,~~ the "Common Stock"), and 1,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").]

        Upon the filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Filing Time"), each share of Class A Common Stock of the Corporation issued and outstanding immediately prior thereto, shall be automatically reclassified as one validly issued, fully paid and non-assessable share of Common Stock without any further action on the part of the Corporation or by the holder thereof. Each certificate formerly representing a share or shares of Class A Common Stock shall automatically represent from and after the Filing Time, without any further action on the part of the Corporation or any holder thereof, a number of shares of Common Stock equal to the number of shares of Class A Common Stock represented by such certificate immediately prior to the Filing Time.

        A.    Preferred Stock.    The Board of Directors will have authority by resolution to cause to be created one or more series of Preferred Stock, and to determine and fix, with respect to each such series prior to the issuance of any shares of the series to which such resolution relates, the designations, powers, preferences and rights of the shares of such series and any qualifications, limitations or restrictions thereof, including, without limitation:

  1.
  The distinctive designation of the series and the number of shares which will constitute the series, which number may be increased or decreased (but not below the number of shares then-outstanding) from time to time by action of the Board of Directors.

  2.
  The dividend rate and the times of payment of dividends on the shares of the series, whether dividends will be cumulative and, if so, from what date or dates.

  3.
  The price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation.

  4.
  Whether or not the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof.

  5.
  Whether or not the shares of the series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and, if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange.

  6.
  The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

  7.
  Whether or not the shares of the series will have priority over or be on a parity with or be junior to the shares of any other series or class in any respect or will be entitled to the benefit of limitations restricting the issuance of shares of any other series or class having priority over or being on a parity with the shares of such series in any respect, or restricting the payment of dividends on or the making of other distributions in respect of shares of any other series or class ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior series or class, and the terms of any such restriction.

  8.
  Whether the series will have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights.

  9.
  Any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that series.

        B.    Common Stock.    All shares of Common Stock will entitle the holders thereof to the following rights and privileges.

  1.
  Dividends. Subject to the rights of the holders of Preferred Stock and any other provisions of this Amended and Restated Certificate of Incorporation and applicable law, holders of ~~each Class of~~ Common Stock shall be entitled to receive such dividends and other distributions in cash, stock of any corporation or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor and shall share equally on a per share basis in all such dividends and other distributions ~~subject to the following:~~

  ~~a.~~
  ~~Cash Dividends For Dividend Payment Periods Ending On or Before January 2, 2010. For any dividend payment period ending on or before January 2, 2010, cash dividends on the Class B Common Stock, if declared, shall be declared and paid annually, and any such cash dividends will be paid on the Class B Common Stock, subject to the subordination provisions set forth in clause (b) below, at a rate per share equal to (i) for any dividend payment period ending on or prior to December 30, 2006, 100%, and (ii) for any dividend payment period ending thereafter, 110%, of the total amount of dividends paid on each share of Class A Common Stock (rounded down, if necessary, to the nearest one-tenth of a cent) for such annual dividend payment period; provided, however, that, subject to the subordination provisions set forth in clause (b) below, the maximum amount of dividends that may be declared and paid on the Class B Common Stock in the~~

      ~~aggregate is an amount equal to Class B Available Cash (as defined below) for such annual dividend payment period.~~

      ~~"Class B Available Cash" means the lesser of (i) "Excess Cash" as such term is defined in the Indenture, dated October 14, 2004, between the Corporation and The Bank of New York, as trustee, relating to the Corporation's 12.0% Senior Subordinated Notes due 2016, without giving effect to any subsequent amendment thereto (the "Senior Subordinated Notes Indenture") for the last four fiscal quarters, including the most recently completed fiscal quarter minus the sum of the aggregate amount of the prior four dividends paid on the Class A Common Stock, and minus $6.0 million (for purposes of calculating Excess Cash, for this purpose only, the aggregate amounts set forth in clause (3) of the definition of Excess Cash in the Senior Subordinated Notes Indenture shall be equal to the greater of (x) the aggregate amount of such capital expenditures and (y) $6.5 million) and (ii) the aggregate per share amount of dividends declared or to be declared on the Class A Common Stock (or 110% of such amount for dividends with respect to dividend payment periods commencing after December 30, 2006) with respect to the annual period for which the dividends on the Class B Common Stock are to be paid multiplied by the number of shares of Class B Common Stock issued and outstanding on the last day of such period.~~

    ~~b.~~
    ~~Subordination of Class B Common Stock Dividends For Dividend Payment Periods Ending on or Before January 2, 2010. For any dividend payment period ending on or before January 2, 2010, cash dividends on the Class B Common Stock will be subordinated to dividends on the Class A Common Stock as follows:~~

    ~~(i)~~
    ~~annual dividends on the Class B Common Stock may only be declared and paid if the Corporation has declared and paid in full dividends on the Class A Common Stock at no less than the quarterly rate of $0.212 per share of Class A Common Stock for each of the four full fiscal quarters corresponding to such annual dividend payment period of the Class B Common Stock; and~~

    ~~(ii)~~
    ~~no dividends may be declared or paid on the Class B Common Stock with respect to any annual dividend payment period unless the "Class B Threshold Amount" (as defined below) as of the last day of such period equals or exceeds $10.0 million.~~

    ~~"Class B Threshold Amount" as of any date means the amount of cash on the Corporation's consolidated balance sheet as of such date calculated on a pro forma basis giving effect to the payment of any previously declared but unpaid dividends on any class of the Corporation's capital stock and the payment of any dividends to be declared with respect to any class of the Corporation's capital stock with respect to the period for which the Class B Threshold Amount is being calculated less any actual or funded borrowings under the Revolving Credit Agreement, dated as of October 14, 2004, among the Corporation, certain subsidiary guarantors of the Corporation party thereto, the several banks and other financial institutions from time to time party thereto, Lehman Commercial Paper Inc., as administrative agent, Fleet National Bank, as syndication agent, The Bank of New York, as documentation agent and Lehman Brothers Inc., as sole advisor, sole lead arranger and sole bookrunner (or any successor or additional revolving credit facility) as of such date.~~

    ~~The subordination of dividends on the Class B Common Stock shall be suspended upon the occurrence of any Default or Event of Default under and as defined in the Senior Subordinated Notes Indenture and the Indenture, dated October 14, 2004, between the Corporation and The Bank of New York, as trustee, relating to the Corporation's 8.0% Senior Notes due 2011 (in either case without giving effect to any subsequent amendment~~

      ~~thereto) and will become applicable again upon the cure of any such Default or Event of Default.~~

    ~~c.~~
    ~~Cash Dividends For Dividend Payment Periods Ending After January 2, 2010. For any dividend payment period ending after January 2, 2010, in the case of cash dividends, no such dividends shall be declared or paid on one class of Common Stock unless a cash dividend is simultaneously declared and paid on the other class of Common Stock, and any such dividend shall be paid on the Class B Common Stock in an amount per share of Class B Common Stock equal to 110% of the amount of such dividend paid per share of Class A Common Stock (rounded down, if necessary, to the nearest one-tenth of a cent).~~

    ~~d.~~
    ~~Dividends other than Cash Dividends. If dividends or other distributions are declared that are payable in shares of Class A Common Stock or Class B Common Stock, dividends or other distributions shall be declared at the same rate on each class of Common Stock and the dividends or other distributions payable in shares of Class A Common Stock shall be payable to holders of Class A Common Stock and the dividends or other distributions payable in shares of Class B Common Stock shall be payable to holders of Class B Common Stock so that immediately following such dividend or other distribution the number of shares of Class A Common Stock and Class B Common Stock then outstanding bears the same relationship to each other as did the number of shares of Class A Common Stock and Class B Common Stock outstanding immediately prior to such dividend or other distribution.~~

  ~~2.~~
  ~~Splits; Subdivisions or Combinations. In the case of any split, subdivision, combination or reclassification of Class A Common Stock or Class B Common Stock, the shares of Class B Common Stock or Class A Common Stock as the case may be, shall also be split, subdivided, combined or reclassified so that the number of shares of Class A Common Stock and Class B Common Stock outstanding immediately following such split, subdivision, combination or reclassification shall bear the same relationship to each other as did the number of shares of Class A Common Stock and Class B Common Stock outstanding immediately prior to such split, subdivision, combination or reclassification~~.

  2.~~3.~~
  Distribution of Assets. Subject to the rights of the holders of Preferred Stock, in the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of Common Stock will be entitled to share ratably in all of the remaining assets of the Corporation available for distribution to its stockholders after all amounts to which the holders of Preferred Stock are entitled have been paid or set aside in cash for payment.

  3.~~4.~~
  Voting Rights. Except as otherwise expressly required by law or provided in this Amended and Restated Certificate of Incorporation, (a) the holders of any outstanding shares of Common Stock shall vote together as a single class on all matters with respect to which stockholders are entitled to vote under applicable law, this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, or upon which a vote of stockholders is otherwise duly called for by the Corporation, and (b) at each annual or special meeting of stockholders, each holder of record of shares of Common Stock on the relevant record date shall be entitled to cast one (1) vote in person or by proxy for each share of the Common Stock standing in such holder's name on the Corporation's stock transfer records~~; provided, however, that as long as Bruckmann, Rosser, Sherrill & Co. L.P., together with its affiliates (as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (collectively, the "Sponsor Investor") is the beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 10% or more of the aggregate outstanding shares of Common Stock on a fully-diluted basis, the holders of the Class B Common Stock shall have the exclusive right to elect two directors to the Board of Directors~~.

  4.~~5.~~
  No Preemptive Rights. No holder of any shares of capital stock or other securities of the Corporation shall have any preemptive right to subscribe for or to purchase any shares of capital stock or other securities of the Corporation.

        5.    Bylaws.    In furtherance and not in limitation of the powers conferred by statute, the Bylaws of the Corporation may be adopted, amended or repealed by (i) the affirmative vote of the holders of record of a majority of the outstanding shares of the Common Stock of the Corporation entitled to vote in respect thereof, given at an annual meeting or at any special meeting, provided that notice of the proposed alteration or repeal or of the proposed new Bylaws be included in the notice of such meeting, or (ii) the affirmative vote of a majority of the members of the Board of Directors at any regular or special meeting.

        6.    Board of Directors.

        A.    The number of directors from time to time shall be fixed by, or in the manner provided by the Bylaws of the Corporation and may not be divided into classes.

        B.    Subject to the rights of holders of any series of Preferred Stock ~~and subject to the rights of the holders of Class B Common Stock to elect two directors to the Board of Directors as provided in Section 4.B.4 hereof~~, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from the vacating of any director's seat due to death, resignation, retirement, disqualification, removal from office or other cause shall be filled with a candidate approved by the majority vote of the remaining directors then in office, even if less than a quorum (and not by stockholders).

        C.    Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

        7.    Management of the Corporation.    The provisions of this Article 7 are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

        A.    Board of Directors.    The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Subject to Article 3, in addition to the powers and authority expressly conferred upon them by statute or by this Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

        B.    Election of Directors.    The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

        C.    Action by the Stockholders.    Any action required or permitted to be taken by the stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the shares of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares of capital stock entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; provided that prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

        D.    Special Meetings.    Special meetings of the stockholders of the Corporation may be called at any time by the Board of Directors, by the Chairman of the Board of Directors, or by any number of stockholders owning an aggregate of not less than 20% of the outstanding shares of Common Stock.

        8.    Right to Amend.    The Corporation reserves the right to amend any provision contained in this Amended and Restated Certificate of Incorporation as the same may from time to time be in effect in the manner now or hereafter prescribed by law, and all rights conferred on stockholders or others hereunder are subject to such reservation; provided, however, that any amendment or repeal of, or adoption of any provision inconsistent with, Article 9 of this Amended and Restated Certificate of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal or adoption of any provision inconsistent therewith. ~~In addition, the affirmative vote of a majority of the Class B Common Stock shall be shall be required to make any amendment to the Amended and Restated Certificate of Incorporation that adversely affects the rights and preferences of the Class B Common Stock pursuant to Section 4.B.4 hereof or adversely affects the rights and preferences of the Class B Common Stock with respect to dividends.~~

        ~~9.    Merger.    In connection with any merger, consolidation, or recapitalization in which holders of Class A Common Stock generally receive, or are given the opportunity to receive, consideration for their shares, all holders of Class B Common Stock shall receive or be given the opportunity to receive, as the case may be, the same form of consideration for their shares in the same amount per share as is received by holders of Class A Common Stock.~~

        9.~~10.~~    Limitation on Liability.    The directors of the Corporation shall be entitled to the benefits of all limitations on the liability of directors generally that are now or hereafter become available under the GCL. Without limiting the generality of the foregoing, to the fullest extent from time to time permitted by law, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (A) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (B) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (C) under Section 174 of the GCL, or (D) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. No amendment or repeal of this Article 9, or adoption of any provision to this Amended and Restated Certificate of Incorporation which is inconsistent with this Article 9 shall eliminate or reduce or otherwise adversely affect any right or protection of a director of the Corporation existing hereunder in respect of any act or omission occurring prior to such amendment, repeal or adoption.

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Annex B

2008 OMNIBUS INCENTIVE COMPENSATION PLAN WITH PROPOSED AMENDMENTS

     B&G FOODS, INC.
2008 OMNIBUS INCENTIVE COMPENSATION PLAN

OriginallyAdopted: March 10, 2008
Effective: May 6, 2008
As Amended on May [18], 2010

B&G FOODS, INC.
2008 OMNIBUS INCENTIVE COMPENSATION PLAN

        1.    Purpose of the Plan.    The purpose of the Plan is to benefit the Company's stockholders by encouraging high levels of performance by individuals who contribute to the success of the Company and to assist the Company in attracting, motivating, retaining and rewarding talented and experienced Employees, Non-Employee Directors and Consultants by offering them a greater stake in the Company's success and a closer identity with it. This purpose is to be accomplished by providing Employees, Non-Employee Directors and Consultants with an opportunity to obtain or increase a proprietary interest in the Company and/or by providing Employees, Non-Employee Directors and Consultants with additional incentives to join or remain with the Company.

        2.    Definitions.    As used herein, the following definitions shall apply:

          2.1.  "Award" means a grant of Restricted Stock, Options, SARs, Deferred Stock, Stock Units, Performance Share Awards or Cash-Based Awards under the Plan.

          2.2.  "Award Agreement" means the written agreement, instrument or document evidencing an Award.

          2.3.  "Board" means the Board of Directors of the Company.

          2.4.  "Cash-Based Award" means an award payable in cash only that is granted to a Participant under Section 12.

          2.5.  "Cause" means, unless otherwise provided in an Award Agreement or an Employment Agreement to which the Participant is a party: (i) gross misconduct or gross negligence in the performance of the Participant's duties to the Company or any of its Subsidiaries; (ii) conviction of a felony or any other crime involving moral turpitude, whether or not relating to the Participant's employment; (iii) material non-performance or mis-performance of a Participant's duties; (iv) material violation of policies or procedures established by the Company or any of its Subsidiaries, including, without limitation, the Company's code of conduct and insider trading policies; (v) habitual unexcused absence from the facilities of the Corporation; (vi) insobriety or use of drugs, chemicals or controlled substances either in the course of performing the Participant's duties and responsibilities or otherwise affecting the ability of the Participant to perform those duties and responsibilities; (vii) wanton or willful failure to comply with the lawful written directions of the Board or other superiors; or (v) material violation of any Employment Agreement, Award Agreement or any non-compete, non-solicitation, confidentiality or similar covenants or policies with or established by the Company or any of its Subsidiaries.

          2.6.  "Change in Control" means the occurrence after the Effective Date of any of the following events:

            2.6.1.  The acquisition by any individual, entity or group (within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act) (each, individually or collectively, a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section 2.6.1, the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company or any Subsidiary, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or (4) any Business Combination (as defined in Section 2.6.3) pursuant to which all or substantially all of the individuals and entities who are the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the surviving entity resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Voting Securities; or

            2.6.2.  Any time at which individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            2.6.3.  Consummation of any reorganization, merger, amalgamation, statutory share exchange or consolidation or other similar corporate transaction involving the Company or a sale or other disposition of all or substantially all, but in no event less than 40%, of the assets of the Company (a "Business Combination"); excluding, however, a Business Combination pursuant to which (A) all or substantially all of the beneficial owners of Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the surviving entity resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Voting Securities; (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such surviving entity resulting from such Business Combination) will beneficially own, directly or indirectly, 30% or more of the combined voting power of the outstanding voting securities of such surviving entity entitled to vote generally in the election of directors (or comparable governing body) except to the extent that such ownership existed prior to the Business Combination; and (C) individuals who were members of the Incumbent Board (including persons deemed to be members of the Incumbent Board by reason of the proviso of Section 2.6.2) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination will constitute at least a majority of the members of the board of directors (or comparable governing body) of the surviving entity resulting from such Business Combination; or

            2.6.4.  The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          2.7.  "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. A reference to any provision of the Code or regulation promulgated thereunder shall include reference to any successor provision of the Code or regulation.

          2.8.  "Common Stock" means the Class A common stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities resulting from the application of Section 14.

          2.9.  "Company" means B&G Foods, Inc., a Delaware corporation, or any successor corporation.

          2.10.  "Committee" means the committee designated by the Board to administer the Plan under Section 4. If no such committee has been established or the Board determines it is necessary or advisable, then the Board shall perform the duties of the Committee hereunder. If such a committee is established, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director and an Outside Director. Notwithstanding the foregoing, the Board may designate one or more of its members to serve as a Secondary Committee and delegate to the Secondary Committee authority to grant Awards to eligible individuals who are not subject to the requirements of Rule 16b-3 under the Exchange Act or section 162(m) of the Code and the regulations thereunder. The Secondary Committee shall have the same authority with respect to selecting the individuals to whom such Awards are granted and establishing the terms and conditions of such Awards as the Committee has under the terms of the Plan.

          2.11.  "Consultant" means a consultant, advisor or independent contractor retained by the Company or any of its Subsidiaries.

          2.12.  "Covered Employee" means an Employee who is a "covered employee" within the meaning of section 162(m) of the Code, and the rules and regulations thereunder.

          2.13.  "Deferred Stock" means Common Stock to be delivered at the end of a Deferral Period and awarded by the Committee under Section 9 of the Plan.

          2.14.  "Deferral Period" means the period during which the receipt of Deferred Stock under Section 9 of the Plan will be deferred.

          2.15.  "Director" means any individual who is a member of the Board of Directors of the Company.

          2.16.  "Disability" means, unless otherwise provided in an Award Agreement or an Employment Agreement to which the Participant is a party, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company.

          2.17.  "Exchange Act" means the Securities Exchange Act of 1934, as amended. A reference to any provision of the Exchange Act or rule promulgated under the Exchange Act shall include reference to any successor provision or rule.

          2.18.  "Employee" means an individual, including officers and directors, who is employed by the Company or any of its Subsidiaries.

          2.19.  "Employment Agreement" means any employment or consulting agreement, including without limitation, any change in control, severance or other similar agreement, by and between the Company or any of its Subsidiaries and a Participant, as such agreement is in effect from time to time.

          2.20.  "Enhanced Income Securities" or "EISs" means the Enhanced Income Securities of the Company, each representing one share of the Company's Class A common stock and $7.15 principal amount of the Company's 12% Senior Subordinated Notes due 2016.

          2.21.  "Fair Market Value" means, on any given date, the closing price of a share of Common Stock on the principal national securities exchange or quotation on which the Common Stock is listed or quoted on such date or, if Common Stock was not traded on such date, on the last preceding business day on which the Common Stock was traded.

          2.22.  "Incentive Stock Option" means an Option or a portion thereof intended to meet the requirements of an incentive stock option as defined in section 422 of the Code and designated as an Incentive Stock Option.

          2.23.  "Negative Discretion" means the discretion authorized by the Plan to be applied by the Committee in determining the size of a Performance-Based Award for a Performance Period if, in the Committee's sole judgment, such application is appropriate. Negative Discretion may only be used by the Committee to eliminate or reduce the size of a Performance-Based Award. In no event shall any discretionary authority granted to the Committee by the Plan, including, but not limited to Negative Discretion, be used to: (a) grant Performance-Based Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (b) increase a Performance-Based Award above the maximum amount payable under Sections 5.2 or 5.3 of the Plan.

          2.24.  "Non-Employee Director" means a Director who meets the definition of a "non-employee director" under Rule 16b-3(b)(3) promulgated by the Securities and Exchange Commission under the Exchange Act.

          2.25.  "Non-Qualified Option" means an Option or a portion thereof not intended to be an Incentive Stock Option and designated as a Non-Qualified Option.

          2.26.  "Option" means a right to purchase a specified number of shares of Common Stock at a specified price awarded by the Committee under Section 7 of the Plan.

          2.27.  "Outside Director" means a Director who meets the definition of an "outside director" under section 162(m) of the Code.

          2.28.  "Participant" means any Employee, Non-Employee Director or Consultant who receives an Award.

          2.29.  "Performance Goal" means a goal with respect to the Company, any of its Subsidiaries or affiliates (or any business unit or brand of the Company, any of its Subsidiaries or affiliates) that must be met by the end of the Performance Period specified by the Committee based upon: (i) the price of the Common Stock, (ii) the price of the Enhanced Income Securities, (iii) market share, (iv) revenue, (v) earnings per share, (vi) return on equity, (vii) costs, (viii) cash flow, (ix) excess or free cash flow, (x) return on total assets, (xi) return on invested capital, (xii) return on net assets, (xiii) operating income, (xiv) net income, (xv) consolidated earnings before or after taxes (including, without limitation, EBITDA and adjusted EBITDA); (xvi) book value per share of Common Stock; (xvii) expense management; (xviii) improvements in capital structure; (xix) profitability; (xx) maintenance or improvement of profit margins; or (xxi) any other financial or other measurement deemed appropriate by the Committee, as it relates to the results of operations or other measurable progress of the Company or any of its Subsidiaries or affiliates (or any brand or business unit thereof). The Committee shall have discretion to determine the specific targets with respect to each of these categories of Performance Goals.

          2.30.  "Performance-Based Awards" means Awards that are based upon the attainment of Performance Goals and that are granted in accordance with Section 13 in a manner designed to be deductible by the Company under section 162(m) of the Code (or any successor section thereto).

          2.31.  "Performance Period" means the period selected by the Committee during which the performance of the Company, any Subsidiary or any brand or business unit thereof, or any individual is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

          2.32.  "Performance Share Award" means an award subject to such terms and conditions as are specified by the Committee and which is granted to a Participant under Section 11.

          2.33.  "Permissible Payment Event" means any of a Participant's death, Disability, Separation from Service, Change in Control, or specified date or fixed schedule (which specified date or fixed schedule may be based upon the attainment of Performance Goals) specified in an Award Agreement.

          2.34.  "Plan" means the B&G Foods, Inc. 2008 Omnibus Incentive Compensation Plan herein set forth, as amended from time to time.

          2.35.  "Restricted Stock" means Common Stock awarded by the Committee under Section 6 of the Plan.

          2.36.  "Restriction Period" means the period during which Restricted Stock awarded under Section 6 of the Plan is subject to forfeiture.

          2.37.  "SAR" means a stock appreciation right awarded by the Committee under Section 8 of the Plan.

          2.38.  "Separation from Service" means a Participant's termination of employment or other separation from service, as applicable, with the Company and its Subsidiaries.

          2.39.  "Specified Employee" means a Participant that is a "specified employee" within the meaning of the section 409A of the Code and the regulations thereunder as of the date of such Participant's Separation from Service.

          2.40.  "Stock Unit" means a right that is granted under Section 10 to receive either Common Stock or cash equal to the Fair Market Value of a share of Common Stock.

          2.41.  "Subsidiary" means any corporation (other than the Company), partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

          2.42.  "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

        3.    Eligibility.    All Employees, Non-Employee Directors and Consultants are eligible to participate in the Plan.

        4.    Administration and Implementation of Plan.

          4.1.    Administration by the Committee.    The Plan shall be administered by the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, their respective Employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

          4.2.    Authority of the Committee.    The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan including, without limitation, its construction of the terms of the Plan and its determination of eligibility for participation and Awards under the Plan. Without limiting the generality of the immediately preceding sentence and subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the Employees, Non-Employee Directors and Consultants who will receive Awards pursuant to the Plan, (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number of shares of Common Stock, if any, to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to vesting, transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, Performance Goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; (g) to construe and interpret the Plan and to make all other determinations as it may deem necessary or advisable for the administration of the Plan, and (h) to establish any "blackout" period that the Committee in its sole discretion deems necessary or advisable.

          4.3.    Additional Terms and Conditions; Award Agreements.    The Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of the Participant's Separation from Service with the Company or any Subsidiary; provided, however, that the Committee shall retain full power to accelerate or waive any such term or condition as it may have previously imposed (except that the Committee may not accelerate the delivery of Deferred Stock). All Awards shall be evidenced by an Award Agreement. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be specified by the Committee. The conditions for grant or vesting and the other provisions of Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each Participant.

          4.4.    Action by the Committee.    The Committee may act at a meeting only by a majority of its members. Any determination of the Committee may be made, without a meeting, by a writing or writings signed by all of the members of the Committee. In addition, the Committee may authorize any one or more of its members to execute and deliver documents on behalf of the Committee.

          4.5.    Allocation and Delegation of Authority.    The Committee may allocate all or any portion of its responsibilities and powers under the Plan to any one or more of its members, the Chief Executive Officer of the Company or the Secondary Committee as the Committee deems appropriate and may delegate all or any part of its responsibilities and powers to any such person or persons, provided that any such allocation or delegation be in writing; provided, however, that only the Committee may select and grant Awards to Participants who are subject to section 16 of the Exchange Act or are Covered Employees. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

          4.6.    Indemnification of the Committee and the Board.    The Company shall indemnify and hold harmless the members of the Committee and the Board, from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act or omission to act in connection with the performance of such person's duties, responsibilities and obligations under the Plan, to the maximum extent permitted by law, other than such liabilities, costs and expenses as may result from the gross negligence, bad faith, willful misconduct or criminal acts of such persons.

        5.    Shares of Stock Subject to the Plan and Maximum Awards

          5.1.    Number of Shares Available for Awards.    Subject to adjustment as provided in Section 14, the total number of shares of Common Stock available for Awards under the Plan, whether pursuant to Incentive Stock Options or otherwise, shall be ~~2,000,000~~4,500,000 shares.

          5.2.    Annual Award Limit for Options and SARS.    Subject to adjustment as provided in Section 14, the maximum number of shares of Common Stock available for Options or SARS that may be granted to any one Participant shall not exceed 900,000 during any fiscal year.

          5.3.    Annual Award Limit for Performance-Based Awards.    The maximum amount of any Performance-Based Award that may be granted, paid, credited or vested, as applicable, to any one Participant in any fiscal year in the event the Performance-Based Awards is paid in shares of Common Stock shall be, subject to adjustment as provided in Section 14, ~~300,000~~400,000 shares of Common Stock or, in the event the Performance-Based Award is paid in cash, $2,000,000.

          5.4.    Forfeited or Terminated Awards.    If any shares subject to an Award are forfeited or such Award otherwise terminates or is settled for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

          5.5.    Treasury Shares.    Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

          5.6.    Corporate Transactions.    Any shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of shares available for delivery under the Plan.

        6.    Restricted Stock.    An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events. Such an Award shall be subject to the following terms and conditions:

          6.1.    Terms.    The Committee shall determine all of the material terms of the Award of Restricted Stock, including, but not limited to, the Restriction Period, the Performance Goals applicable, if any, and the amount, if any, the Participant must pay to receive the Restricted Stock.

          6.2.    Restricted Stock Account.    Upon the Award of Restricted Stock, the Committee shall direct that the number of shares of Common Stock subject to such Award be placed in a restricted stock account with the transfer agent and designating the Participant as the registered owner. The shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period. The Participant shall sign a stock power endorsed in blank to the Company to be held in escrow during the Restriction Period.

          6.3.    Voting Rights.    During the Restriction Period, unless otherwise determined by the Committee, the Participant shall have the right to vote the shares of Restricted Stock.

          6.4.    Termination of the Restriction Period.    Provided that the Restricted Stock has not been previously forfeited, at the end of the Restriction Period, provided that any Performance Goals or other criteria or conditions set forth in the applicable Award Agreement have been satisfied, the restrictions imposed under the Award Agreement shall lapse with respect to the number of shares specified thereunder, and the legend imposed hereunder shall be removed and such number of shares delivered to the Participant (or, where appropriate, the Participant's legal representative).

          6.5.    Tax Reimbursement.    In the sole discretion of the Committee, an Award Agreement regarding Restricted Stock may provide for a tax reimbursement cash payment to be made by the Company to any Participant in connection with the tax consequences resulting from an Award of Restricted Stock, the lapse of restrictions on any Restricted Stock or the payment by a Participant of any taxes related thereto, subject to such conditions as the Committee may specify.

          6.6.    Separation from Service.    Except as otherwise provided by the Committee in an Award Agreement, all Restricted Stock with respect to which the Restriction Period has not expired shall be immediately forfeited upon a Participant's Separation from Service.

        7.    Options.    Options give a Participant the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed exercise price ("Exercise Price"). Options may be either Incentive Stock Options or Non-Qualified Stock Options. The Award Agreement for an Option shall specify whether the Option is intended to be an Incentive Stock Option or a Non-Incentive Stock Option. The grant of Options shall be subject to the following terms and conditions:

          7.1.    Exercise Price.    The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but shall be not less than (i) 110% of the Fair Market Value of a share of Common Stock on the date of grant in the case of a grant to a Ten Percent Stockholder, or (ii) 100% of the Fair Market Value of a share of Common Stock on the date of grant in the case of a grant to any other Participant, unless in either case the Option was granted through the assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

          7.2.    Option Term.    The term of an Option shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

          7.3.    Vesting.    Except as otherwise provided by the Committee in an Award Agreement, 25% of an Option shall become vested and exercisable on each of the first, second, third and fourth anniversaries of the grant date of such Option.

          7.4.    Incentive Stock Options.    Each provision of the Plan and each Award Agreement relating to an Incentive Stock Option shall be construed so that each Incentive Stock Option shall be an incentive stock option as defined in section 422 of the Code, and any provisions of an Award Agreement that cannot be so construed shall be disregarded. In no event may a Participant be granted an Incentive Stock Option which does not comply with the grant and vesting limitations prescribed by section 422(b) of the Code. Incentive Stock Options may only be granted to Employees. Incentive Stock Options may not be granted to Non-Employee Directors or Consultants.

          7.5.    Method of Exercise.    The Exercise Price of the shares of Common Stock received upon the exercise of an Option shall be paid within three days of the date of exercise: (a) in cash, (b) with the proceeds received from a broker-dealer whom the Participant has authorized to sell all or a portion of the Common Stock covered by the Option, (c) with the consent of the Committee in an Award Agreement, in whole or in part in Common Stock held by the Participant and valued at Fair Market Value on the date of exercise, or (d) with the consent of the Committee in an Award Agreement or otherwise, by requesting the Company withhold a number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the product of (i) the Exercise Price multiplied by (ii) the number of shares of Common Stock in respect of which the Option is being exercised. With the consent of the Committee, payment upon the exercise of a Non-Qualified Option may be made in whole or in part by Restricted Stock held by the Participant and valued at Fair Market Value on the date the Option is exercised. In such case, the Common Stock to which the Option relates shall be subject to the same forfeiture restrictions originally imposed on the Restricted Stock exchanged therefor. An Option may be exercised only for a whole number of shares of Common Stock. If a Participant is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering shares of Common Stock, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such shares of Common Stock, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of shares of Common Stock from the shares of Common Stock acquired by the exercise of the Option.

          7.6.    Separation from Service.    Except as otherwise provided by the Committee in an Award Agreement:

            7.6.1.  If the Participant has a Separation from Service due to retirement, Disability or death, the unexercised and vested portion of the Option will remain exercisable by the Participant or his or her successors, as the case may be, until the earlier of the end of the 180-day period immediately following the Participant's Separation from Service or the last day of the term of the Option. Such portion of the Option shall terminate to the extent not exercised within such 180-day period. Any unvested portion of the Option will immediately terminate and be forfeited upon such Separation from Service.

            7.6.2.  If the Participant has a Separation from Service due to a termination by the Company for Cause, the Option will immediately expire on the date of such Separation from Service.

            7.6.3.  If the Participant has a Separation from Service as a result of any reason other than retirement, Disability, death or for Cause, any unexercised and vested portion of the Option will remain exercisable until the earlier of the end of the 90-day period immediately following such Separation from Service or the last day of the term of the Option. Such portion of the Option shall terminate to the extent not exercised within such 90-day period. Any unvested portion of the Option will terminate and will be forfeited upon such Separation from Service.

        8.    Stock Appreciation Rights.    SARs give the Participant the right to receive, upon exercise of the SAR, the excess of (a) the Fair Market Value of one share of Common Stock on the date of exercise over (b) the base price of the SAR as determined by the Committee, but which may never be less than the Fair Market Value of a share of Common Stock on the date of grant. The grant of SARs shall be subject to the following terms and conditions:

          8.1.    SAR Term.    The term of a SAR shall in no event be greater than ten years.

          8.2.    Terms and Conditions.    The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, the method of settlement, form of consideration payable in settlement (whether in shares of Common Stock or cash), method by which Common Stock, if applicable, shall be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR.

          8.3.    Vesting.    Except as otherwise provided by the Committee in an Award Agreement, 25% of a SAR shall become vested and exercisable on each of the first, second, third and fourth anniversaries of the grant date of such SAR.

          8.4.    Separation from Service.    Except as otherwise provided by the Committee in an Award Agreement:

            8.4.1.  If the Participant has a Separation from Service due to retirement, Disability or death, the unexercised and vested portion of the SAR will remain exercisable by the Participant or his or her successors, as the case may be, until the earlier of the end of the

    180-day period immediately following the Participant's Separation from Service or the last day of the term of the SAR. Such portion of the SAR shall terminate to the extent not exercised within such 180-day period. Any unvested portion of the SAR will immediately terminate and be forfeited upon such Separation from Service.

            8.4.2.  If the Participant has a Separation from Service due to a termination by the Company for Cause, the SAR will immediately expire on the date of such Separation from Service.

            8.4.3.  If the Participant has a Separation from Service as a result of any reason other than retirement, Disability, death or for Cause, any unexercised and vested portion of the SAR will remain exercisable until the earlier of the end of the 90-day period immediately following such Separation from Service or the last day of the term of the SAR. Such portion of the SAR shall terminate to the extent not exercised within such 90-day period. Any unvested portion of the SAR will terminate and will be forfeited upon such Separation from Service.

        9.    Deferred Stock.    An Award of Deferred Stock is an agreement by the Company to deliver to the Participant a specified number of shares of Common Stock at the end of a specified Deferral Period or Periods. Such an Award shall be subject to the following terms and conditions:

          9.1.    Terms and Conditions.    Upon the Award of Deferred Stock, the Committee shall direct that the number of shares subject to such Award be credited to the Participant's account on the books of the Company but that issuance and delivery of the same shall be deferred until the occurrence of a Permissible Payment Event specified in an Award Agreement. In no event shall the delivery of such Deferred Stock be accelerated if to do so would subject the Participant to an additional tax pursuant to section 409A of the Code. Prior to issuance and delivery of the Deferred Stock, the Participant shall have no rights as a stockholder with respect to any shares of Deferred Stock credited to the Participant's account.

          9.2.    Deferral Period Installments.    The Deferral Period may consist of one or more installments. Provided that the Deferred Stock has not been previously forfeited, at the end of the Deferral Period or any installment thereof the shares of Deferred Stock applicable to such installment, shall be issued and delivered to the Participant (or, where appropriate, the Participant's legal representative) in accordance with the terms of the Award Agreement.

          9.3.    Separation from Service.    Except as otherwise provided by the Committee in an Award Agreement, all Deferred Stock with respect to which the Deferral Period has not expired shall be immediately forfeited upon a Participant's Separation from Service.

        10.    Stock Units.    Stock Units are Awards that represent the right of the grantee to receive a payment upon a Permissible Payment Event specified by the Committee in an Award Agreement equal to the Fair Market Value of a specified number of shares of Common Stock as of the date of grant, vesting date, Permissible Payment Event date or such other date set forth in an Award Agreement. Stock Units shall be subject to the following terms and conditions:

          10.1.    Terms and Conditions.    The Committee may condition the vesting of Stock Units upon the attainment of a Performance Goal or upon the continued service of the Participant. The Committee may provide in an Award Agreement a limitation on the amount payable in respect of each Stock Unit and/or for the settlement of Stock Units in cash or with Common Stock having a Fair Market Value equal to the payment to which the grantee has become entitled. In no event shall the payment of Stock Units be accelerated if to do so would subject the Participant to an additional tax pursuant to section 409A of the Code.

          10.2.    Stock Unit Restriction Period.    Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Stock Unit Award for which such Participant's continued service is required (the "Stock Unit Restriction Period"), and until the later of (A) the expiration of the Stock Unit Restriction Period and (B) the date the applicable Performance Goals (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Stock Units.

          10.3.    Separation from Service.    Except as otherwise provided by the Committee in an Award Agreement, all Stock Units that are unvested upon a Participant's Separation from Service shall be immediately forfeited upon such Participant's Separation from Service.

        11.    Performance Share Awards.    A Performance Share Award is an Award entitling the recipient to receive shares of Common Stock upon a Permissible Payment Event, including, without limitation, the attainment of Performance Goals during a Performance Period as specified in the Award Agreement. Performance Share Awards shall be subject to the following terms and conditions:

          11.1.    Terms and Conditions.    The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the Performance Goals applicable under each such Award, the Performance Periods, the price, if any, to be paid by the Participant for such Performance Shares upon the achievement of the Performance Goals, and all other limitations and conditions applicable to the Performance Share Awards. In no event shall the payment of a Performance Share Award be accelerated if to do so would subject the Participant to an additional tax pursuant to section 409A of the Code.

          11.2.    Rights as a Stockholder.    A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares of Common Stock actually received by the Participant upon satisfaction of all conditions specified in the Award Agreement evidencing the Performance Share Award and not with respect to shares subject to the Award but not actually received by the Participant.

          11.3.    Separation from Service.    Except as otherwise provided by the Committee in an Award Agreement, all Performance Share Awards that are unvested upon a Participant's Separation from Service shall be immediately forfeited upon such Participant's Separation from Service.

        12.    Cash-Based Awards.

          12.1.    Terms and Conditions.    The Committee, in its sole discretion, may grant Awards to Participants denominated in cash in such amounts and subject to such terms and conditions as the Committee may determine, including, but not limited to, vesting conditions. Each such Cash-Based Award shall specify a payment amount, payment formula or payment range as determined by the Committee. The Award Agreement shall set forth the Permissible Payment Event on which the Cash-Based Award shall be settled. In no event shall the payment of a Cash-Based Award be accelerated if to do so would subject the Participant to an additional tax pursuant to section 409A of the Code.

          12.2.    Separation from Service.    Except as otherwise provided by the Committee in an Award Agreement, all Cash-Based Awards that are unvested upon a Participant's Separation from Service shall be immediately forfeited upon such Participant's Separation from Service.

        13.    Performance-Based Awards.

          13.1.    General.    The purpose of this Section 13 is to provide the Committee the ability to design any Award so that the amounts or shares payable or distributed pursuant to such Award qualify as "performance-based compensation" under section 162(m) of the Code. For purposes of Performance-Based Awards granted to Covered Employees, the provisions of this Section 13 shall apply in addition to and, where necessary, in lieu of the provisions of the other provisions of this Plan. Only Covered Employees shall be subject to the restrictions contained in this Section 13 and only with respect to Awards intended to be Performance-Based Awards.

          13.2.    Establishment of Performance Goals for Covered Employees.    The Committee will, in its sole discretion, designate within the earlier of the (a) first 90 days of a Performance Period and (b) lapse of 25% of the period of service to which the Performance Goals relate, which Covered Employees will be Participants for such period. However, designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. The determination as to whether or not such Participant becomes entitled to an Award for such Performance Period shall be decided solely in accordance with the provisions of this Section 13. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employee as a Participant in such period or in any other period.

          13.3.    Discretion of Committee with Respect to Performance-Based Awards.    With regards to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the types of Awards to be issued, the kinds and/or levels of the Performance Goals, whether the Performance Goals are to apply to the Company or any one or more subunits thereof. Within the earlier of (a) the first 90 days of a Performance Period and (b) the lapse of 25% of the period of service, and in any event while the outcome is substantially uncertain, the Committee shall, with regards to the Performance-Based Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence of this Section and record the same in writing.

          13.4.    Conditions to Receipt of Performance-Based Awards.    Except as otherwise provided in such Participant's Employment Agreement, a Participant shall be eligible to receive a Performance-Based Award for a Performance Period only to the extent that the Performance Goals for such period are achieved. In addition, unless otherwise provided in the relevant Award Agreement or Employment Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for a Performance-Based Award for such Performance Period.

          13.5.    Modification of Performance Goals.    The Committee, in its sole discretion, may modify the Performance Goals for Performance-Based Awards applicable to a Performance Period, provided that such modification is made only to reflect a change in the capitalization of the Company or a Subsidiary, such as a stock split or dividend, or a corporate transaction, such as a merger, any consolidation of the Company or a Subsidiary into another corporation, any separation of the Company or a Subsidiary (including a spinoff or other distribution of stock or property), any reorganization of a the Company or a Subsidiary, or any partial or complete liquidation of the Company or a Subsidiary.

          13.6.    Certification of Performance; Negative Discretion.    Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the period. The Committee shall then determine the actual size of each Participant's Award for the Performance Period and, in so doing, may apply Negative Discretion, if and when it deems appropriate, to reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period through the use of Negative Discretion, if in its sole judgment, such reduction or elimination is appropriate.

          13.7.    Timing of Performance-Based Award Payments.    Performance-Based Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following the completion of the certifications required by Section 13.6.

        14.    Adjustments to Shares, Terms and Conditions and Performance Goals.

          14.1.    Adjustments to Shares.    In the event that the Committee shall determine that any stock dividend, recapitalization, forward stock split or reverse stock split, reorganization, division, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, and (iv) the exercise or grant price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made that would cause the Plan to violate section 422 of the Code with respect to Incentive Stock Options or that would adversely affect the status of any Performance-Based Award.

          14.2.    Adjustments to Terms and Conditions and Performance Goals.    In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including any Performance Goals, in recognition of any unforeseen events or changes in circumstances, or in response to changes in applicable laws, regulations, accounting principles or otherwise. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Award to the extent that such adjustment would adversely affect the status of the Award as a Performance-Based Award.

        15.    Section 409A.

          15.1.    General.    To the extent determined necessary or advisable by the Committee in its sole discretion, Awards hereunder shall be interpreted to the extent possible to comply with the provisions of section 409A of the Code (or avoid application of such Code section), to the extent applicable. Participants shall be deemed to consent to any changes to Awards that the Board determines are necessary or advisable to comply with the provisions of section 409A of the Code. Adjustments made pursuant to Section 14 shall, to the extent determined necessary or advisable in the sole discretion of the Committee, be made in compliance with the requirements of section 409A of the Code or, if applicable, to avoid application of section 409A of the Code.

          15.2.    Specified Employees.    Notwithstanding anything set forth in the Plan or an Award Agreement to the contrary, if any Award pursuant to Section 6, 9, 10, 11 or 12 that is scheduled to be paid or delivered to a Participant that is a Specified Employee upon such Participant's Separation from Service would subject such Participant to any tax, interest or penalty imposed under section 409A of the Code if such Award were paid or delivered to such Participant within six months after such Separation from Service, then such Award shall not be paid or delivered to such Participant until the date which is six months and one day after the date of Participant's Separation from Service or, if earlier, the date of Participant's death following such Separation from Service (the "Delayed Payment Date"). All such amounts that would, but for this Section 15.2, become payable or deliverable prior to the Delayed Payment Date will be accumulated and paid on the Delayed Payment Date without interest.

        16.    Dividends and Dividend Equivalents.

          16.1.    General.    If an Award is granted in the form of Restricted Stock, Deferred Stock, Stock Units or Performance Share Awards, the Committee may choose, at the time of the grant of the Award or any time thereafter up to the time of the Award's payment, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner (i.e., lump sum or installments), and at such time(s) as the Committee shall determine in the Award Agreement. The Award Agreement may provide, in the Committee's discretion, that dividends or dividend equivalents that are not paid currently accrue interest, be reinvested into additional shares of Common Stock or be credited as additional Restricted Stock, Deferred Stock, Stock Units or Performance Shares and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award.

          16.2.    Reinvestment of Dividends.    Reinvestment of dividends paid in accordance with Section 16.1 in additional Awards payable in Common Stock shall only be permissible if sufficient shares of Common Stock are available for such reinvestment or payment (taking into account then outstanding Awards). In the event that sufficient shares of Common Stock are not available for such reinvestment or payment, such reinvestment or payment shall, as set forth in the Award Agreement, be either payable immediately in cash or made in the form of a grant of Stock Units equal in number to the shares that would have been obtained by such payment or reinvestment, the terms of which Stock Units shall provide for settlement in cash and for dividend equivalent reinvestment in further Stock Units.

        17.    Change in Control.

          17.1.    Full Vesting.    Except to the extent the Committee specifically establishes otherwise in an Award Agreement, immediately upon the occurrence of a Change in Control: (a) any Options and SARs outstanding which are not then exercisable and vested shall become fully exercisable and vested; (b) the Restriction Period applicable to any Restricted Stock shall lapse; (c) the Deferral Period applicable to any Deferred Stock shall lapse; (d) all Stock Units, Performance Share Awards and Cash-Based Awards shall vest in full and any conditions applicable thereto shall be deemed satisfied; (e) all Performance Goals applicable to any Award shall be deemed to have been met at 100% of target; and (f) the Committee may also make additional adjustments and/or settlements of outstanding Awards as it deems appropriate and consistent with the Plan's purposes.

          17.2.    Options and SARs.    With respect to all Options or SARs that are unexercised and outstanding upon a Change in Control, the Committee may, in its sole discretion in an Award Agreement or otherwise, provide for one or more of the following:

            17.2.1.  such Options or SARs shall be cancelled in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying an Option or SAR (to the extent such Option or SAR is exercisable at such time) as of the date of the Change of Control over the Exercise Price of the Option or SAR. If the Fair Market Value of the Common Stock underlying an Option or SAR does not exceed the Exercise Price, then the Option or SAR may be cancelled without any payment; and/or

            17.2.2.  such Options or SARs shall be terminated immediately prior to the Change of Control, if the Participant fails to exercise the Option or SAR (to the extent such Option or SAR is exercisable at such time) within a specified period (of at least seven days) following the Participant's receipt of a written notice of such Change of Control and of the Company's intention to terminate the Option or SAR prior to such Change of Control; and/or

            17.2.3.  such Options or SARs shall be assumed by the successor corporation, and shall be substituted with options involving the common stock of the successor corporation with equivalent value and with terms and conditions substantially similar to those Options or SARs granted by the Company.

          17.3.    Restricted Stock, Deferred Stock, Stock Units or Performance Share Awards.    With respect to Restricted Stock, Deferred Stock, Stock Units or Performance Share Awards, the Committee

  may, upon a Change in Control, in its sole discretion in an Award Agreement or otherwise, provide for one or more of the following:

            17.3.1.  such Award shall be cancelled in exchange for a payment in cash or Common Stock in an amount equal to the Fair Market Value of the applicable Award; and/or

            17.3.2.  such Award shall be assumed by the successor corporation, and shall be substituted with a similar award involving the common stock of the successor corporation with equivalent value and with terms and conditions substantially similar to the applicable Award awarded by the Company.

          17.4.    Cash-Based Awards.    With respect to Cash-Based Awards, the Committee may, upon a Change in Control, in its sole discretion in an Award Agreement or otherwise, provide for one or more of the following:

            17.4.1.  all or a portion of the Cash-Based Award shall be settled in an amount to be determined by the Committee in its sole discretion; provided, that notwithstanding anything in the Plan to the contrary, the Committee may determine, in its sole discretion, the portion of any Cash-Based Award that is a Performance-Based Award to be settled and/or payable; and/or

            17.4.2.  such Cash-Based Award shall be assumed by the successor corporation, and shall be substituted with a cash-based award with equivalent value and with terms and conditions that are substantially similar to those of the substituted Cash-Based Award awarded by the Company.

        18.    Amendment and Termination.

          18.1.    Amendment and Termination of the Plan.    The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders if (a) such action would increase the number of shares subject to the Plan, (b) such action results in the "repricing" of any Option or SAR otherwise than in accordance with Section 14.1, or (c) such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted; provided, however, that, subject to Section 15, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto.

          18.2.    Amendment and Termination of Awards.    The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, subject to Section 18.4, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award; provided, further, however, that each Participant shall be deemed to have consented to any amendments to an Award to the extent necessary for that Award to satisfy Section 15.

          18.3.    Substitution of Awards.    The Committee may, without the consent of any Participant, substitute any Award granted under the Plan which by its terms is intended to be settled in shares of Common Stock for any other type of Award intended to be settled in shares of Common Stock, including without limitation, the substitution of SARs intended to be settled in shares of Common Stock for Options; provided, however, that the terms of the substituted Award and the economic benefit of the substituted Award are substantially similar to the terms and economic benefit of the Award being replaced.

          18.4.    Performance Goals.    The foregoing notwithstanding, any Performance Goal or other performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except, with respect to Performance-Based Awards, to the extent that any such adjustment to a performance condition would adversely affect the status of such Award as a Performance-Based Award.

        19.    No Right to Employment or Service.    Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Subsidiary. For purposes of this Plan, transfer of employment between the Company and its Subsidiaries shall not be deemed a termination of employment or service, and, to the extent provided by the Committee, change in status between an Employee, Consultant and/or Non-Employee Director shall also not be deemed a termination of employment or service.

        20.    Taxes.

          20.1.    Withholding.    The Company or any Subsidiary is authorized to withhold from any payment relating to an Award under the Plan, including from a distribution of Common Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or the Subsidiary and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, provided that in the event the Company withholds or receives Common Stock or other property, the amounts withheld may not exceed minimum statutory withholding requirements.

          20.2.    No Tax Advice or Guarantee of Tax Consequences.    No person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, and the Committee, makes any representation, commitment, or guarantee that any particular specific or favorable tax treatment, including, but not limited to, federal, state and local income, excise, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan. All taxes are the responsibility of the Participant, who should consult his or her tax advisor.

        21.    Limits on Transferability; Beneficiaries.    No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

        22.    Plan is Unfunded.    It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

        23.    No Rights to Awards; No Stockholder Rights.    No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Common Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

        24.    Foreign Nationals.    Without amending the Plan, Awards may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan and to comply with local law.

        25.    Securities Law Requirements.

          25.1.    No Award granted hereunder shall be exercisable if the Company shall at any time determine that (a) the listing upon any securities exchange, registration or qualification under any state or federal law of any Common Stock otherwise deliverable upon such exercise, or (b) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of the events referred to in clause (a) or clause (b) above, the exercisability of such Awards shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when exercisability has been suspended.

          25.2.    The Committee may require, as a condition to the right to exercise any Award that the Company receive from the Participant, at the time any such Award is exercised, vests or any applicable restrictions lapse, representations, warranties and agreements to the effect that the shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. Such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

        26.    Data Protection.    By participating in the Plan, the Participant consents to the collection, processing, transmission and storage by the Company, in any form whatsoever, of any data of a professional or personal nature which is necessary for the purposes of administering the Plan.

        27.    Termination; Rescission.    Unless the Plan shall theretofore have been terminated, the Plan shall terminate on the 10-year anniversary of the effective date, and no Awards under the Plan shall thereafter be granted.

        28.    Fractional Shares.    The Company will not be required to issue any fractional shares of Common Stock pursuant to the Plan. The Committee may provide for the elimination of fractions and for the settlement of fractions in cash.

        29.    Governing Law.    To the extent that Federal laws do not otherwise control, the validity and construction of the Plan and any Award Agreement entered into thereunder shall be construed and enforced in accordance with the laws of the State of Delaware, but without giving effect to the choice of law principles thereof.

        30.    Effective Date; Shareholder Approval.    The Plan shall be effective on the date it is adopted by the Board and approved by the shareholders.

71661 FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. B&G FOODS, INC. Mark Here for Address Change or Comments SEE REVERSE Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Please mark your votes as indicated in this example X The Board of Directors recommends a vote FOR each of the nominees in Proposal No. 1; and FOR each of Proposal Nos. 2, 3, 4 and 5. VOTE FOR ALL Nominees: WITHHOLD FOR ALL VOTE FOR ALL EXCEPT* FOR AGAINST ABSTAIN 1. Election of Directors (Proposal No. 1): 01 Robert C. Cantwell 02 James R. Chambers 03 Cynthia T. Jamison 04 Dennis M. Mullen 05 Alfred Poe 06 Stephen C. Sherrill 07 David L. Wenner *To withhold authority to vote for one or more nominee(s), mark “Vote for All Except” and write the name(s) of the nominee(s) for which you are withholding authority below: 2. Approval of Amendment of the Amended and Restated Certificate of Incorporation to Eliminate the Class B Common Stock and Rename the Class A Common Stock (Proposal No. 2): 3. Approval of Amendment of the Amended and Restated Certificate of Incorporation to Increase the Authorized Shares of Class A Common Stock (Proposal No. 3): 4. Approval of Amendments to 2008 Omnibus Incentive Compensation Plan (Proposal No. 4): 5. Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm (Proposal No. 5): 6. Other Matters: In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting. If this proxy is properly executed, the shares of Class A Common Stock covered hereby will be voted as specified herein. If no specification is made, such shares will be voted “FOR” each of the nominees in Proposal No. 1; and “FOR” each of Proposal Nos. 2, 3, 4 and 5; and in the discretion of the persons named as proxies as to any other matter that may properly come before the Annual Meeting. The undersigned hereby revokes all previous proxies.

71661 You can now access your B&G Foods, Inc. account online. Access your B&G Foods, Inc. account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for B&G Foods, Inc., now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Important notice regarding the Internet availability of proxy materials for the Annual Meeting. The Proxy Statement and the 2009 Annual Report to Stockholders are available at: http://materials.proxyvote.com/05508R B&G FOODS, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS MAY 18, 2010 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of Class A Common Stock of B&G FOODS, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint Robert C. Cantwell and Scott E. Lerner, or either one of them, with full power to act alone and to designate substitutes, the true and lawful proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Class A Common Stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Hanover Marriott, 1401 Route 10 East, Whippany, NJ 07981, on May 18, 2010 at 10:00 a.m., local time, and at any and all adjournments and postponements thereof (the “Annual Meeting”), on all matters that may come before such Annual Meeting. Said proxies are instructed to vote on the following matters in the manner herein specified. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side)